Rule 497(b)
                                                             File Nos. 33-10975
                                                                   and 811-7474


                                 1784 FUNDS(R)
                              680 SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087



                                  BAYFUNDS(R)
                              1001 LIBERTY AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-3779



                      STATEMENT OF ADDITIONAL INFORMATION

                 (Special Meeting of Shareholders of BayFunds)



      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated September 27, 1996 for the Special Meeting of Shareholders of BayFunds, to be held on November 6, 1996. Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling BayFunds at 1-800-BAY-FUND.

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.


      Further information about the Acquiring Funds is contained in and incorporated by reference in the 1784 Funds' Statement of Additional Information dated October 1, 1996, a copy of which is included herewith. The audited financial statements and related independent accountant's report for the Acquiring Funds contained in the Annual Reports for the fiscal year ended May 31, 1996 are hereby incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein.

      Further information about the Acquired Funds is contained in and incorporated by reference to said the BayFunds' Combined Statements of Additional Information dated March 1, 1996, copies of which are included herewith. The audited financial statements and related independent accountant's report for the Acquired Funds contained in the respective Annual Reports for the fiscal year ended December 31, 1995 are hereby incorporated herein by reference. The unaudited financial statements for the Acquired Funds for the six months ended June 30, 1996 contained in the respective Semi-Annual Reports are hereby incorporated herein by reference. No other parts of the Semi-Annual Reports are incorporated by reference herein.


      The date of this Statement of Additional Information is September 27,
1996.

                               TABLE OF CONTENTS



                                                                           Page


General Information....................................................     1

Pro Forma Financial Statements.........................................     2

                              GENERAL INFORMATION


      The shareholders of BayFunds(R) ("BayFunds") are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of September 26, 1996 between BayFunds and 1784 Funds(R) ("1784 Funds"), and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and balance sheet liabilities of each of the BayFunds U.S. Treasury Money Market Portfolio, the BayFunds Money Market Portfolio, the BayFunds Equity Portfolio, the BayFunds Short Term Yield Portfolio and the BayFunds Bond Portfolio (each, an "Acquired Fund" and collectively, the "Acquired Funds") to one or more corresponding portfolios of 1784 Funds (each, an "Acquiring Fund" and collectively, the "Acquiring Funds") in exchange for full and fractional shares representing interests in such corresponding Acquiring Fund or Acquiring Funds (each such transaction, a "Reorganization" and collectively, the "Reorganizations"). In the case of the BayFunds U.S. Treasury Money Market Portfolio (a) the assets and balance sheet liabilities attributable to the Investment Shares of BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 U.S. Treasury Money Market Fund and (b) the assets and balance sheet liabilities attributable to the Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 Institutional U.S. Treasury Money Market Fund. The shares issued by 1784 Funds will have an aggregate net asset value equal to the aggregate net asset value of the shares of the respective Acquired Funds that are outstanding immediately before the Effective Time (as defined in the Reorganization Agreement) of the Reorganizations.


      Following the exchange, each of the Acquired Funds will make a liquidating distribution of the corresponding Acquiring Fund shares to their shareholders. Each shareholder owing shares of a particular Acquired Fund of a particular class of shares at the Effective Time of the Reorganization of such Acquired Fund will receive shares of the corresponding Acquiring Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization of such Acquired Fund on shares in such Acquired Fund. Upon completion of the Reorganizations, BayFunds will be terminated under state law and deregistered under the Investment Company Act of 1940.


      The Special Meeting of Shareholders of BayFunds to consider the Reorganization Agreement and the related transactions will be held at 2:00 p.m. Eastern Time on November 6, 1996, at BayBank Systems, Inc., One BayBank Technology Place, Waltham, Massachusetts 02154. For further information about the transaction, see the Prospectus/Proxy Statement.


      Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the insurance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Acquiring Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a investment company as agent for and upon the order of customers. Banks and bank affiliates which agree to provide shareholder support services are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of any such banks or bank affiliates, including The First National Bank of Boston in connection with its services to the Acquiring Funds, 1784 Funds might be required to alter materially or discontinue its arrangement with such companies and change its method of operation. It is anticipated, however, that any resulting change in 1784 Funds' method of operation would not affect an Acquiring Fund's net asset value per share or result in financial loss to any shareholder.

                      1784 U.S. Treasury Money Market Fund
                  BayFund U.S. Treasury Money Market Portfolio

                      Introduction to Proposed Reorganization
                                  May 31, 1996


The accompanying unaudited Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the 1784 U.S. Treasury Money Market Fund and the BayFund U.S. Treasury Money Market Portfolio at May 31, 1996. These statements have been derived from each Fund's books and records utilized in calculating daily net asset value at May 31, 1996.

                                                     1784 US Treasury Money Market Fund
                                              BayFunds U.S. Treasury Money Market Portfolio
                                   Pro Forma Combining Schedule of Portfolio Investments (Unaudited)
                                                              May 31, 1996
            Shares/Par (000)                                                                      Value (000)


   1784        BayFund      Pro Forma              Security Description                1784         BayFund      Pro Forma
US Treasury    Treasury     Combined                                                US Treasury     Treasury     Combined
Money Market  Money Market                                                         Money Market   Money Market

                                      U.S. Treasury Obligations - 25.8%

                5,000        5,000    U.S. Treasury Bill,  06/27/96                                   4,980           4,980
    5,000                    5,000    U.S. Treasury Bill, 4.79%, 06/20/96 *             4,987                         4,987
    1,000                    1,000    U.S. Treasury Bill, 4.95%, 02/06/97 *               967                           967
    4,000                    4,000    U.S. Treasury Bill, 4.98%, 07/25/96 *             3,970                         3,970
    2,000                    2,000    U.S. Treasury Bill, 5.16%, 11/14/96 *             1,953                         1,953
    1,000                    1,000    U.S. Treasury Bill, 5.32%, 08/22/96 *               988                           988
    1,000                    1,000    U.S. Treasury Bill, 5.38%, 10/17/96 *               980                           980
    2,000                    2,000    U.S. Treasury Bill, 5.40%, 03/07/97 *             1,919                         1,919
    3,000                    3,000    U.S. Treasury Bill, 5.48%, 04/03/97 *             2,866                         2,866
    1,000                    1,000    U.S. Treasury Bill, 5.55%, 05/01/97 *               951                           951
              325,500      325,500    U.S. Treasury Notes,  4.75%-8.00%,                            327,550         327,550
                                      07/31/96 - 04/30/97
    1,000                    1,000    U.S. Treasury Note, 4.375%, 08/15/96                997                           997
    1,000                    1,000    U.S. Treasury Note, 4.375%, 11/15/96                995                           995
    1,000                    1,000    U.S. Treasury Note, 6.50%, 09/30/96               1,002                         1,002
                                               Total U.S. Treasury Obligations         22,575       332,530         355,105

                                      U.S. Government Agency Obligations - 1.6%

    2,500                    2,500    Federal Farm Credit Bank Discount Note, 4.86%,    2,496                         2,496
                                      06/11/96*
    1,000                    1,000    Federal Farm Credit Bank Discount Note, 5.03%,      996                           996
                                      07/01/96*
    1,500                    1,500    Federal Farm Credit Bank Discount Note, 5.18%,    1,485                         1,485
                                      08/07/96*
      250                      250    Federal Farm Credit Bank,   5.60% 11/01/96          250                           250
    2,500                    2,500    Federal Home Loan Bank Discount Note, 4.94%,      2,496                         2,496
                                      06/13/96
      250                      250    Federal Home Loan Bank, 4.86%,  02/07/97            249                           249

    4,000                    4,000    Federal Home Loan Mortgage Corporation            3,998                         3,998
                                      Discount Note, 4.16%, 06/05/96*
    8,000                    8,000    Federal Home Loan Mortgage Corporation            7,949                         7,949
                                      Discount Note, 5.11%, 07/15/96*
    2,000                    2,000    Federal National Mortgage Association Discount    1,999                         1,999
                                      Note, 4.33%, 06/06/96*
      250                      250    Student Loan Marketing Association, 5.51%,          250                           250
                                      06/04/96*
                                          Total U.S. Government Agency Obligations     22,168             0          22,168

                                      Cash Equivalents - 0.1%

      715                      715    Dreyfus U.S. Treasury Cash Management Money         715                           715
                                      Market Fund
      714                      714    Lehman Brothers Institutional U.S. Treasury         714                           714
                                      Instrument Money Market Fund
                                                        Total Cash Equivalents          1,429             0           1,429



                                      Repurchase Agreements - 72.5% (A)

               35,000       35,000    Aubrey G. Lanston and Co., Inc., 5.28%, dated     35,000       35,000
                                      05/30/96, due 06/02/96
               50,000       50,000    Dean Witter Reynolds, Inc., 5.30%, dated          50,000       50,000
                                      05/30/96, due 06/02/96
               45,000       45,000    First Chicago Capital Markets, Inc., 5.30%,       45,000       45,000
                                      dated, 05/30/96, due 06/02/96
   11,000                   11,000    Goldman Sachs, 5.30%, dated 05/31/96,             11,000                       11,000
                                      matures 06/03/96, repurchase price $11,004,858
               75,000       75,000    Greenwich Capital Markets, Inc., 5.33%, dated     75,000       75,000
                                      05/30/96, due 06/02/96
              135,000      135,000    HSBC Securities, Inc., 5.30%, dated 05/30/96,    135,000      135,000
                                      due 06/02/96
   11,000                   11,000    J.P. Morgan 5.30%, dated 05/31/96, matures        11,000                       11,000
                                      06/03/96, repurchase price $11,004,858
   10,830                   10,830    Lehman Brothers, 5.22%, dated 05/31/96,           10,830                       10,830
                                      matures 06/03/96, repurchase price $10,834,884
              150,000      150,000    Merrill Lynch, Pierce, Fenner & Smith, Inc.,     150,000      150,000
                                      5.24%, dated 05/30/96, due 06/06/96
              150,000      150,000    PaineWebber Group, Inc., 5.32%, dated            150,000      150,000
                                      05/30/96, due 06/02/96
              135,735      135,735    Salomon Brothers, Inc., 5.30%, dated             135,735      135,735
                                      05/30/96, due 06/02/96
              150,000      150,000    Smith Barney, Inc., 5.25%-5.26%, dated           150,000      150,000
                                      05/29/96-05/30/96, due 06/05/96
               40,000       40,000    State Street Bank and Trust Co., 5.28%,           40,000       40,000
                                      dated 05/30/96, due 06/02/96
                                                   Total Repurchase Agreements          32,830      965,735         998,565

                                      Total Investments - 100% (Cost $1,377,267)**     $79,002   $1,298,265      $1,377,267


                                    * Effective yield in effect on May 31, 1996
                                   ** Aggregate cost for Federal Tax purposes
                                  (A) The repurchase agreements are fully collateralized by U.S.
                                      government and/or agency obligations based on market
                                      prices at the date of the portfolio
                                  STRIPS - Separate Trading of Registered Interest and Principal
                                     of Securities




                      1784 U.S. TREASURY MONEY MARKET FUND
                 BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO

         PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (000)

                            May 31, 1996 (Unaudited)

                                                         BayFunds
                                              1784         U.S.
                                              U.S.       Treasury
                                             Treasury      Money                   Pro Forma
                                              Money       Market     Pro Forma     Combined
                                           Market Fund   Portfolio   Adjustments   (Note 1)


Investments in securities, at value          $46,172    $  332,530    $(256,671)D   $122,031
Investments in repurchase agreements          32,830       965,735     (745,425)D    253,140
Cash                                             -               2           (2)D
Income receivable                                 43         3,972       (3,066)D        949
Receivable for shares sold                       290                                     290
Other assets                                      24            68          (68)A         24
Receivable from investment advisor               -                            16A         16
                                             _______    __________    ___________   ________
Total assets                                  79,359     1,302,307    (1,005,216)    376,450

Liabilities:
  Income distribution payable                    303         5,216       (4,026)D      1,493
  Accrued expenses                                57           225         (174)D        108

Total liabilities                                360         5,441       (4,200)       1,601
                                             _______    __________   ____________   ________

Net assets                                   $78,999    $1,296,866   (1,001,016)    $374,849
                                             =======    ==========   ============   ========


Net assets consist of:
  Paid in capital                             79,005     1,296,866   (1,001,016)D    374,855
  Net realized loss on investments                (6)                                     (6)
                                             _______    __________  _____________   ________

Total net assets                             $78,999    $1,296,866  $(1,001,016)    $374,849
                                             =======    ==========  ============    ========

Net assets:
  Class A shares                             78,999         -           295,850      374,849
                                             =======    ==========  ============    ========
  Investment shares                             -         $295,850    $(295,850)        -
                                             =======    ==========  ============    ========
  Institutional shares                          -       $1,001,016  $(1,001,016)    $   -
                                             =======    ==========  ============    ========

  NAV, offer and redemption price per share -
    Class A shares                              1.00        -            -             1.00
                                             =======    ==========  ============    ========

  NAV, offer and redemption price per share -
    Investment                                  -           1.00         -              -
                                             =======    ==========  ============    ========

  NAV, offer and redemption price per share -
    Institutional                               -           1.00         -              -
                                             =======    ==========  ============    ========

Shares outstanding:
  Class A shares                              79,005        -           295,850     374,855
                                             =======    ==========  ============    ========
  Investment shares                             -          295,850     (295,850)        -
                                             =======    ==========  ============    ========
  Institutional shares                          -        1,001,016  $(1,001,016)        -
                                             =======    ==========  ============    ========

                  See Notes to Pro-forma Financial Statements



                      1784 U.S. TREASURY MONEY MARKET FUND
                 BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO

               PRO FORMA COMBINING STATEMENT OF OPERATIONS (000)


           for the twelve month period ending May 31, 1996 (Unaudited)



                                                      1784      BayFunds
                                                      U.S.         U.S.
                                                    Treasury    Treasury
                                                      Money       Money                  Pro Forma
                                                     Market       Market     Pro Forma   Combined
                                                      Fund      Portfolio   Adjustments  (Note 1)


Investment income:
  Interest                                           $3,906     $62,303     $(48,090)D   $18,119
                                                     ______     _______     _________    _______

     Total income                                     3,906      62,303      (48,090)     18,119

Expenses:

  Investment advisory fee                               276       2,202       (1,219)B     1,259
  Reimbursement of expenses by advisor                    -         -           (176)E      (176)
  Administration and fund accounting fee                105       1,243         (987)C       361
  Waiver of administrator fees                          (75)        -             75 C        -
  Transfer and dividend disbursing agent fee             55         316         (243)D       128
  Registration fee                                        6         115          (89)D        32
  Directors' and Trustees' fee                            2          41          (41)F         2
  Printing and postage                                    8          27          (21)D        14
  Amortization of deferred organization costs            12         -             -           12
  Professional fee                                       15          56          (45)C        26
  Shareholder services fee                                -         615         (300)C       315
  Custodian fee                                          30          66          (43)C        53
  Other expenses                                          7          59          (46)D        20
                                                     ______     _______     _________    _______

     Total expenses                                     441       4,740       (3,135)      2,046

       Net Investment Income                          3,465      57,563      (44,955)     16,073

  Realized and Unrealized Gain (Loss) on Investments:
     Net realized gain (loss) on investments              3                                    3
                                                     ______     _______     _________    _______


  Change in net assets resulting from operations     $3,468     $57,563     $(44,955)    $16,076
                                                     ======     =======     =========    =======


                  See Notes to Pro-forma Financial Statements




            1784 U.S. TREASURY MONEY MARKET FUND ("Acquiring Fund")
        BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO ("Acquired Fund")
                       for the twelve-month period ended
                            May 31, 1996 (Unaudited)


A) Adjustment for the reimbursement of deferred organization expense of the Acquired Fund.
B) Adjustment to reflect investment advisory fee computed based on the Acquiring Fund's fee structure at an annual rate of 0.40% of average daily net assets.
C) Adjustment to reflect the Acquiring Fund's fee structure.
D) Adjustment to eliminate those amounts associated with Institutional shares.
E) Adjustment to reflect the advisor's intended voluntary fee waiver limiting net operating expenses to 0.25% of average daily net assets.
F) Adjustment to eliminate Acquired Fund's Trustee fees.



                      1784 U.S. TREASURY MONEY MARKET FUND
                 BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)


1. BASIS OF COMBINATION:

     For the BayFunds U.S. Treasury Money Market Portfolio; the assets and balance sheet liabilities attributable to the Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the
     1784 U.S. Treasury Money Market Fund; and the assets and balance sheet liabilities attributable to the Institutional Shares of the BayFunds U.S.
     Treasury Money Market Portfolio will be transferred to the 1784
     Institutional U.S. Treasury Money Market Fund. The Unaudited Pro Forma
     Combining Schedule of Portfolio Investments, the Statement of Assets and
     Liabilities and the Statement of Operations reflect the accounts of the 1784 U.S. Treasury Money Market Fund, ("1784 Fund") one of fourteen investment portfolios offered by the 1784 Funds ("1784" or the "Trust") and the BayFunds U.S. Treasury Money Market Portfolio ("BayFunds
     Portfolio"), one of five investment portfolios offered by the BayFunds
     ("BayFunds") as of and for the year-ended May 31, 1996. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset value at May 31, 1996.

     The 1784 Fund consists of a single class of currently outstanding shares, Class A Shares. The Pro Forma statements give effect to the proposed transfer of the assets and stated liabilities of the BayFunds Portfolio in exchange for shares of the 1784 Fund. BayFunds Portfolio record date shareholders of Investment Shares will receive Class A Shares at closing.
     Under generally accepted accounting principles, the 1784 Fund will be the surviving entity for accounting purposes and the historical cost of investment securities will be carried forward. In addition, the results of operations of the 1784 Fund will be carried forward and the pre-combined periods will not be restated.


     The Pro Forma financial statements have been adjusted to reflect the following: the transfer of net assets of the Investment Shares of the BayFunds Portfolio to the 1784 Fund; and the anticipated fee arrangements for the surviving entity, including anticipated voluntary fee waivers.
     The Pro Forma Combining Schedule of Portfolio Investments of BayFunds
     U.S. Treasury Money Market Portfolio is presented in aggregate for classes of shares. At the date of reorganization, the securities in the BayFunds Portfolio will be transferred to the 1784 Fund in accordance with the Agreement and Plan of Reorganization. The Pro Forma financial statements do not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization. Management not anticipate the need to liquidate any assets of the BayFunds U.S.
     Treasury Money Market Portfolio due to any possible conflict with the investment policies and restrictions of the corresponding 1784 U.S.
     Treasury Money Market Fund.


      The Pro Forma Combining Schedule of Portfolio Investments, Statement of
      Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

      The First National Bank of Boston ("FNBB") is party to an investment advisory agreement under which FNBB provides services for a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the 1784 Fund. In addition, FNBB and the Trust are party to a custodial agreement. FNBB is entitled to receive an annual fee of 0.0100% for the Trust's first $100 million in average daily net assets, 0.0075% for the Trust's next $100 million and 0.0050% for the Trust's average daily net assets over $200 million.

      For the period ended May 31, 1996, BayBanks, N.A. ("BayBank") served as investment advisor to BayFunds Portfolio and was entitled to receive a fee for its services computed at the annual rate of 0.20% of the average daily net assets of the BayFunds Portfolio.

      Pursuant to an administrative agreement dated June 7, 1993, as amended
      November 17, 1995, SEI Financial Management Corporation ("SEI") acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.12% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets, and 0.10% of average daily net assets over $600 million. Such fee is computed daily and paid monthly.
      For the year ended May 31, 1996, SEI agreed to waive a portion of its fee to maintain a competitive expense ratio for the 1784 Fund.

      Federated Administrative Services ("FAS") was the administrator for BayFunds for the twelve months ended May 31, 1996. Fees charged by FAS for its services were based on the level of aggregate net assets of BayFunds.

2.    PORTFOLIO VALUATION:

      The BayFunds Portfolio values investment securities at amortized cost, which approximates fair value.

      The 1784 Fund values investment securities at their amortized cost. Under this valuation method purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

      The proposed Agreement and Plan of Reorganization specifies that the portfolio securities of the BayFunds Portfolio will be valued in accordance with the generally employed valuation procedures of the 1784
      Fund for the purposes of determining the number of 1784 Fund shares to be issued in the reorganization. The combined Pro Forma Schedule of Portfolio Investments gives effect to the valuation of the assets of the BayFunds Portfolio under the valuation procedures of the 1784 Fund.



3.    SERIES SPECIFIC EXPENSES:

      BayFunds Portfolio entered into a Shareholder Services Agreement with
      BayBank Systems, Inc. to obtain certain services for shareholders and maintain shareholder accounts. This agreement provided that the BayFunds
      Portfolio would incur fees up to 0.25 of 1% of the average net assets of the Fund's Investment Shares. In addition, Federated Services Company
      ("FServ") maintained the Fund's accounting records for a fee based on the level of the Fund's average daily net assets plus out-of-pocket expenses.
      The Pro forma Combining Statement of Operations has been adjusted to reflect the elimination of these fees.

4.    CAPITAL SHARES:

      The Pro Forma net asset value per share assumes the issuance of shares of the 1784 Fund which would have been issued at May 31, 1996 had the proposed reorganization taken place on such date. The amount of additional shares assumed to be issued was calculated based on the net assets at May 31, 1996 of the BayFunds Portfolio Investment Shares ($295,850) and the per share net asset value of the 1784 Fund Shares ($1.00).

               1784 Institutional U.S. Treasury Money Market Fund
                 BayFunds U.S. Treasury Money Market Portfolio

                    Introduction to Proposed Reorganization
                                  May 31, 1996


The accompanying unaudited Pro Forma Combining Schedule of Portfolio
Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the 1784 Institutional U.S. Treasury Money Market Fund and the BayFunds U.S. Treasury Money Market Portfolio at May 31, 1996. These statements have been derived from each Fund's books and records utilized in calculating daily net asset value at May 31, 1996.



                                                 1784 INSTITUTIONAL U.S. MONEY MARKET FUND
                                                BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO
                                     PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                                                MAY 31, 1996

              SHARES/PAR (000)                                                                             VALUE (000)

1784 Institutional    BayFunds
  US Treasury         US Treasury                                                      1784 Institutional     BayFund
 Money Market         Money Market   ProForma                                              US Treasury       US Treasury    ProForma
    Fund              Portfolio      Combined         Security Description                  Money Fund     Money Portfolio  Combined


                                                U.S. TREASURY OBLIGATIONS - 25.7%
                          5,000        5,000    U.S. Treasury Bill, 06/27/96                                   4,980         4,980
     65,000                           65,000    U.S. Treasury Bill, 4.80%, 06/20/96 *          64,827                       64,827
      3,000                            3,000    U.S. Treasury Bill, 4.95%, 02/06/97 *           2,900                        2,900
     18,000                           18,000    U.S. Treasury Bill, 5.16%, 11/14/96 *          17,579                       17,579
     11,000                           11,000    U.S. Treasury Bill, 5.26%, 07/25/96 *          10,912                       10,912
      5,000                            5,000    U.S. Treasury Bill, 5.32%, 08/22/96 *           4,940                        4,940
      5,000                            5,000    U.S. Treasury Bill, 5.38%, 10/17/96 *           4,898                        4,898
     18,000                           18,000    U.S. Treasury Bill, 5.40%, 03/07/97 *          17,275                       17,275
     17,000                           17,000    U.S. Treasury Bill, 5.48%, 04/03/97 *          16,241                       16,241
     17,000                           17,000    U.S. Treasury Bill, 5.56%, 05/01/97 *          16,164                       16,164
      9,000                            9,000    U.S. Treasury Note, 4.375%, 08/15/96            8,974                        8,974
      2,000                            2,000    U.S. Treasury Note, 4.375%, 11/15/96            1,991                        1,991
                        325,500      325,500    U.S. Treasury Note, 4.75% - 8.00%,                           327,550       327,550
                                                07/31/96 - 04/30/97
                                                    Total U.S. Treasury Obligations           166,701        332,530       499,231


                                                  U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
      5,500                            5,500    Federal Farm Credit Bank Discount Note,         5,492                        5,492
                                                4.86%, 06/11/96*
      9,500                            9,500    Federal Farm Credit Bank Discount Note,         9,459                        9,459
                                                5.03%, 07/01/96*
     15,300                           15,300    Federal Farm Credit Bank Discount Note,        15,152                       15,152
                                                5.18%, 08/07/96*
     20,000                           20,000    Federal Farm Credit Bank, 5.30%, 08/01/96      20,000                       20,000
      1,500                            1,500    Federal Farm Credit Bank, 5.60%, 11/01/96       1,501                        1,501
     13,440                           13,440    Federal Home Loan Bank Discount Note,          13,417                       13,417
                                                4.94%, 06/13/96*
      1,000                            1,000    Federal Home Loan Bank, 4.860%, 02/07/97          995                          995
     28,000                           28,000    Federal Home Loan Mortgage Corporation         27,984                       27,984
                                                Discount Note, 4.16%, 06/05/96*
     25,000                           25,000    Federal Home Loan Mortgage Corporation         24,841                       24,841
                                                Discount Note, 5.11%, 07/15/96*
     23,000                           23,000    Federal National Mortgage Association          22,983                       22,983
                                                Discount Note 4.33%, 06/06/96*
     12,000                           12,000    Federal National Mortgage Association,         11,999                       11,999
                                                5.47%, 11/14/96
      5,000                            5,000    Student Loan Marketing Association, 5.31%,      5,000                        5,000
                                                06/04/96*


     10,000                           10,000    Student Loan Marketing Association, 5.33%,     10,002                       10,002
                                                06/04/96*
        500                              500    Student Loan Marketing Association, 5.36%,        499                          499
                                                06/04/96*
      3,000                            3,000    Student Loan Marketing Association, 5.51%,      3,008                        3,008
                                                06/04/96*
      5,000                            5,000    Student Loan Marketing Association, 5.56%,      5,005                        5,005
                                                06/04/96*
      9,825                            9,825    Tennessee Valley Authority, 6.00%, 01/15/97     9,847                        9,847
                                                    Total U.S. Government Agency Obligation   187,184              0       187,184

                                                REPURCHASE AGREEMENTS - 64.7% (A)
                         35,000       35,000    Aubrey G. Lanson and Co., Inc., 5.28%, dated                  35,000        35,000
                                                05/30/96, due 06/02/96
                         50,000       50,000    Dean Whitter Reynolds, Inc., 5.30%, dated                     50,000        50,000
                                                05/30/96, due 06/02/96
                         45,000       45,000    First Chicago Capital Markets, Inc., 5.30%,                   45,000        45,000
                                                dated 05/30/96, due 06/02/96
     95,000                           95,000    Goldman Sachs, 5.30%, dated 05/31/96,          95,000                       95,000
                                                matures 06/03/96, repurchase price
                                                $95,041,958
                         75,000       75,000    Greenwich Capital Markets, Inc., 5.33%,                       75,000        75,000
                                                dated 05/30/96, due 06/02/96
                        135,000      135,000    HSBC Securities, Inc., 5.30%, dated                          135,000       135,000
                                                05/30/96, due 06/02/96
     92,570                           92,570    J.P. Morgan, 5.30%, dated 05/31/96,            92,570                       92,570
                                                due 06/03/96, repurchase price $92,611,065
    104,174                          104,174    Lehman Brothers, 5.22%, dated 05/31/96,       104,174                      104,174
                                                due 06/03/96, repurchase price $104,218,945
                        150,000      150,000    Merrill Lynch, Pierce, Fenner & Smith, Inc.,                 150,000       150,000
                                                5.24%, dated 05/30/96, due 06/06/96
                        150,000      150,000    Paine Webber Group, Inc., 5.32%, dated                       150,000       150,000
                                                05/30/96, due 06/02/96
                        135,735      135,735    Salomon Brothers, Inc., 5.30%, dated                         135,735       135,735
                                                05/30/96, due 06/02/96
                        150,000      150,000    Smith Barney, Inc., 5.25% - 5.26%,                           150,000       150,000
                                                dated 05/29/96 - 05/30/96, due 06/05/96
                         40,000       40,000    State Street Bank and Trust Co., 5.28%,                       40,000        40,000
                                                dated 05/30/96, due 06/02/96
                                                  Total Repurchase Agreements                 291,744        965,735     1,257,479

                                                TOTAL INVESTMENTS - 100%                      645,629      1,298,265     1,943,894
                                                (COST $1,943,894)**

                                     * Effective yield in effect on May 31, 1996
                                    ** Aggregate cost for Federal Tax Purposes

                                   (A) The repurchase agreements are fully collateralized
                                       by U.S. government and/or agency obligations
                                       based on maarket prices at the date of the portfolio

                                    STRIPS - Separate Trading of Registered Interest and
                                    Principal of Securities

               1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                 BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO

         PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (000)

                            May 31, 1996 (Unaudited)

                                               1784         BayFunds
                                           Institutional      U.S.
                                               U.S.         Treasury
                                             Treasury         Money                       Pro Forma
                                               Money          Market       Pro Forma       Combined
                                            Market Fund     Portfolio     Adjustments      (Note 1)
Investments in securities, at value        $  353,885       $  332,530    $  (75,859)D    $  610,556
Investments inrepurchase agreements           291,744          965,735      (220,310)D     1,337,169
Cash                                                                 2                             2
Income receivable                                 615            3,972          (906)D         3,681
Receivable for shares sold                      1,388          -                               1,388
Other assets                                       32               68           (68)D            32
Receivable from investment advisor              -                                 52 A            52
                                           ----------       ----------     ----------     ----------
Total assets                                   647,664       1,302,307      (297,091)      1,652,880

Liabilities:
  Income distribution payable                    2,657           5,216        (1,190)D         6,683
Accrued expenses                                   274             225           (51)D           448
                                            ----------      ----------     ----------     ----------
     Total liabilities                           2,931           5,441        (1,241)          7,131
                                            ----------      ----------     ----------     ----------
     Net assets                            $   644,733      $1,296,866      (295,850)      1,645,749
                                            ==========      ==========     ==========     ==========
Net assets consist of:
  Paid in capital                              644,618       1,296,866      (295,850)D     1,645,634
  Net realized gain on investments                 115                                           115
                                            ----------      ----------     ----------     ----------
     Total net assets                       $  644,733      $1,296,866      (295,850)     $1,645,749
                                            ==========      ==========     ==========     ==========
Net assets:
  Shares                                       644,733         -           1,001,016       1,645,749
                                            ==========      ==========     ==========     ==========
  Investment shares                            -               295,850      (295,850)        -
                                            ==========      ==========     ==========     ==========
  Institutional shares                         -             1,001,016     1,001,016         -
                                            ==========      ==========     ==========     ==========
  NAV, offer and redemption price
     per share - Shares                           1.00         -             -                  1.00
                                            ==========      ==========     ==========     ==========
  NAV, offer and redemption price
     per share - Investment                    -                  1.00       -               -
                                            ==========      ==========     ==========     ==========
  NAV, offer and redemption price
     per share - Institutional                 -                  1.00       -               -
                                            ==========      ==========     ==========     ==========
Shares outstanding:
  Shares                                       644,618          -           1,001,016      1,645,634
                                            ==========      ==========     ==========     ==========
  Investment shares                            -               295,850       (295,850)       -
                                            ==========      ==========     ==========     ==========
  Institutional shares                         -             1,001,016     (1,001,016)       -
                                            ==========      ==========     ==========     ==========

                  See Notes to Pro-forma Financial Statements



               1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                 BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO

               PRO FORMA COMBINING STATEMENT OF OPERATIONS (000)


          for the twelve month period ending May 31, 1996 (Unaudited)




                                                   1784           BayFunds
                                               Institutional        U.S.
                                                   U.S.           Treasury
                                                 Treasury           Money                       Pro Forma
                                                  Money            Market        Pro Forma       Combined
                                               Market Fund        Portfolio      Adjustments     (Note 1)
Investment income:
 Interest                                        $ 29,028        $   62,303        (14,213)D     $  77,118

     Total income                                  29,028            62,303        (14,213)         77,118
                                                 --------        ----------      ----------      ---------
Expenses:
  Investment advisory fee                           1,032             2,202           (491)B         2,743
  Waiver of investment advisory fee                  (381)                             381 B         -
  Administration and fund accounting fee              589             1,243           (361)C         1,471
  Transfer and dividend disbursing agent fee           68               316            (73)D           311
  Registration fee                                    110               115            (26)D           199
  Directors' and Trustees' fee                         19                41            (41)E            19
  Printing and postage                                 23                27            (29)D            21
  Amortization of deferred organization costs          10              -               -                10
  Professional fee                                     91                56            (19)C           128
  Shareholder services fee - Investment Shares      -                   615           (615)C          -
  Custodian fee                                        68                66            (22)C           112
  Other expenses                                       34                59            (13)D            80
                                                 --------        ----------      ----------      ---------
     Total expenses                                 1,663             4,740         (1,309)          5,094

       Net Investment Income                       27,365            57,563        (12,904)         72,024

  Realized and Unrealized Gain (Loss) on
  Investments:
    Net realized gain (loss) on investments           130                                              130
                                                 --------        ----------      ----------      ---------
 Change in net assets resulting from operations  $ 27,495        $   57,563      $ (12,904)      $  72,154
                                                 ========        ==========      ==========      =========


                  See Notes to Pro-forma Financial Statements

     1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND ("Acquiring Fund")
        BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO ("Acquired Fund")

                       for the twelve-month period ended
                            May 31, 1996 (Unaudited)


A) Adjustment for the reimbursement of deferred organization expense of the Acquired Fund.
B) Adjustment to reflect investment advisory fee computed based on the Acquiring Fund's fee structure at an annual rate of 0.20% of average daily net assets.
C)  Adjustment to reflect the Acquiring Fund's fee structure
D)  Adjustment to eliminate the Investment Share portion of activity.
E)  Adjustment to eliminate Acquired Fund's Trustee fees.

              1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                 BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO
               NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

1.    BASIS OF COMBINATION:

      For the BayFunds U.S. Treasury Money Market Portfolio, the assets and balance sheet liabilities attributable to the Investment Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 U.S. Treasury Money Market Fund, and the assets and balance sheet liabilities attributable to the Institutional Shares of the BayFunds U.S. Treasury Money Market Portfolio will be transferred to the 1784 Institutional U.S. Treasury Money Market Fund. The Unaudited Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the 1784 Institutional U.S. Treasury Money Market Fund, ("1784 Fund") one of fourteen investment portfolios offered by the 1784 Funds ("1784" or the "Trust") and the BayFunds U.S. Treasury Money Market Portfolio ("BayFunds Portfolio"), one of five investment portfolios offered by the BayFunds ("BayFunds") as of and for the year-ended May 31, 1996. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset value at May 31, 1996.

      The 1784 Fund consists of a single class of currently outstanding shares. The Pro Forma statements give effect to the proposed transfer of the assets and stated liabilities of the BayFunds Portfolio Institutional Shares in exchange for shares of the 1784 Fund. BayFunds Portfolio record date shareholders of Institutional Shares will receive 1784 Fund Shares at closing. Under generally accepted accounting principles, the 1784 Fund will be the surviving entity for accounting purposes and the historical cost of investment securities will be carried forward. In addition, the results of operations of the 1784 Fund will be carried forward and the pre-combined periods will not be restated.


      The Pro Forma financial statements have been adjusted to reflect the following: the transfer of net assets of the Institutional shares of the BayFunds Portfolio to the 1784 Fund; and the anticipated fee arrangements for the surviving entity, including anticipated voluntary fee waivers. The Pro Forma Combining Schedule of Portfolio Investments of BayFunds U.S. Treasury Money Market Portfolio is presented in aggregate for both classes of shares. At the date of reorganization, the securities in the Bayfunds Portfolio will be transferred to the 1784 Fund in accordance with the Agreement and Plan of Reorganization. The Pro Forma financial statements do not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization. Management does not anticipate the need to liquidate any assets of the BayFunds U.S. Treasury Money Market Portfolio due to any possible conflict with the investment policies and restrictions of the corresponding 1784 Institutional U.S. Treasury Money Market Fund.


      The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

      The First National Bank of Boston ("FNBB") is party to an investment advisory agreement under which FNBB provides services for a fee, computed daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the 1784 Fund. In addition, FNBB and the Trust are party to a custodial agreement. FNBB is entitled to receive an annual fee of 0.0100% for the Trust's first $100 million in average daily net assets, 0.0075% for the Trust's next $100 million and 0.0050% for the Trust's average daily net assets over $200 million.

      For the period ended May 31, 1996, BayBanks, N.A. ("BayBank") served as investment advisor to the BayFunds Portfolio and was entitled to receive a fee for its services computed at the annual rate of 0.20% of the average daily net assets of the BayFunds Portfolio.

      Pursuant to an administrative agreement dated June 7, 1993, as amended November 17, 1995, SEI Financial Management Corporation ("SEI") acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets, and 0.10% of average daily net assets over $600 million. Such fee is computed daily and paid monthly.

      Federated Administrative Services ("FAS") was the administrator for BayFunds for the twelve months ended May 31, 1996. Fees charged by FAS for its services were based on the level of aggregate net assets of BayFunds.

      For the year-ended May 31, 1996, FNBB and BayBanks voluntarily agreed to waive a portion of their respective fees and to reimburse 1784 and BayFunds, respectively, so that the total expenses for each Fund would not exceed annual expense limitations.

2.    PORTFOLIO VALUATION:

      The BayFunds Portfolio values investment securities at amortized cost, which approximates fair value.

      The 1784 Fund values investment securities at their amortized cost. Under this valuation method purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

      The proposed Agreement and Plan of Reorganization specifies that the portfolio securities of the BayFunds Portfolio will be valued in accordance with the generally employed valuation procedures of the 1784 Fund for the purposes of determining the number of 1784 Fund shares to be issued in the reorganization. The combined Pro Forma Schedule of Portfolio Investments gives effect to the valuation of the assets of the BayFunds Portfolio under the valuation procedures of the 1784 Fund.

3.    SERIES SPECIFIC EXPENSES:

      BayFunds Portfolio entered into a Shareholder Services Agreement with BayBank Systems, Inc. to obtain certain services for shareholder and maintain shareholder accounts. This agreement provided that the BayFunds Portfolio would incur fees up to 0.25 of 1% of the average net assets of the Fund's Investment Shares. In addition, Federated Services Company ("FServ") maintained the Fund's accounting records for a fee based on the level of the Fund's average daily net assets plus out-of-pocket expenses. The Pro forma Combining Statement of Operations has been adjusted to reflect the elimination of these fees.

4.    CAPITAL SHARES:

      The Pro Forma net asset value per share assumes the issuance of shares of the 1784 Fund which would have been issued at May 31, 1996 had the proposed reorganization taken place on such date. The amount of additional shares assumed to be issued was calculated based on the net assets at May 31, 1996 of the BayFunds Portfolio Institutional Shares ($1,001,016) and the per share net asset value of the 1784 Fund Shares ($1.00).

                          1784 Short-Term Income Fund
                      BayFunds Short Term Yield Portfolio

                    Introduction to Proposed Reorganization
                                  May 31, 1996


The accompanying unaudited Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the 1784 Short-Term Income Fund and the BayFunds
Short Term Yield Portfolio at May 31, 1996. These statements have been derived from each Fund's books and records utilized in calculating daily net asset value at May 31, 1996.

                                                         1784 SHORT-TERM INCOME FUND
                                                     BAYFUND SHORT TERM YIELD PORTFOLIO
                                           PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 (UNAUDITED)
                                                                MAY 31, 1996
              PAR (000)                                                                                 VALUE (000)

    1784       BayFund                                                                     1784          BayFund
 Short-Term  Short Term     Pro Forma                     Security Description          Short Term      Short Term      Pro Forma
Income Fund Yield Portfolio  Combined                                                  Income Fund    Yield Portfolio   Combined

                                       U.S. TREASURY OBLIGATIONS - 13.5%
                   1,500        1,500  United States Treasury Note, 7.25%, 05/15/04                           1,537        1,537
                   5,250        5,250  United States Treasury Note, 8.50%, 07/15/97                           5,393        5,393
    1,000                       1,000  U.S. Treasury Note, 5.00%, 01/31/99                  966                              966
    1,500                       1,500  U.S. Treasury Note, 6.00%, 08/31/97                1,499                            1,499
    2,500                       2,500  U.S. Treasury Note, 6.125%, 07/31/00               2,454                            2,454
    2,000                       2,000  U.S. Treasury Note, 6.875%, 07/31/99               2,020                            2,020
    2,500                       2,500  U.S. Treasury Note, 7.875%, 01/15/98               2,565                            2,565
    1,200                       1,200  U.S. Treasury Note, 7.125%, 02/29/00               1,220                            1,220
    1,000                       1,000  U.S. Treasury Note, 6.875%, 08/31/99               1,010                            1,010

                                                 Total US Treasury Obligations           11,734               6,930       18,664

                                       US GOVERNMENT AGENCY OBLIGATIONS - 5.0%

                   1,000        1,000  Federal Home Loan Bank, 6.20%, 09/29/99                                  978          978
                   1,000        1,000  Federal Home Loan Mortgage Corp., 5.40%,
                                       11/01/00                                                                 943          943
                   1,000        1,000  Federal National Mortgage Association, 6.85%,
                                       05/26/00                                                                 993          993
    1,000                       1,000  Federal National Mortgage Association, 6.08%,
                                        09/25/00                                            972                              972
    2,000                       2,000  Federal National Mortgage Association, 6.16%,
                                       03/29/01                                           1,942                            1,942
    1,000                       1,000  Federal National Mortgage Association, 9.550%,     1,054                            1,054
                                       12/10/97

                                              Total US Government Agency Obligations      3,968               2,914        6,882

                                       US GOVERNMENT MORTGAGE-BACKED BONDS - 2.4%

      470                         470  Federal Home Loan Mortgage Corporation REMIC,        472                              472
                                       Series 1360, Class VA, 7.50% 05/15/97
      247                         247  Federal Home Loan Mortgage Corporation REMIC,        246                              246
                                       Series 1575, Class PB, 5.00%, 02/15/00
    1,596                       1,596  Federal Home Loan Mortgage Corporation REMIC,      1,647                            1,647
                                       Series 1988-10, Class B, 8.95%, 05/25/03
    1,000                       1,000  Federal Home Loan Mortgage Corporation REMIC,      1,003                            1,003
                                       Series 41, Class B, 7.25%, 04/25/24

                                            Total US Government Mortgage-Backed Bonds      3,368                   0        3,368

                                       MUNICIPAL BONDS -5.9%

    1,400                       1,400  Alaska State Housing Finance Authority Revenue     1,400                            1,400
                                       Bond, Series C, 9.250%, 06/01/01
    2,000                       2,000  New York, New York, GO, Series F, 10.00%,          2,030                            2,030
                                       11/15/96
    1,600                       1,600  Providence, Rhode Island, Note, Series A,          1,604                            1,604
                                       6.28%, 08/01/97
    1,100                       1,100  Richmond County, Georgia, Development Authority    1,100                            1,100
                                       Revenue Bond, Monsanto Company Project 6.27%,
                                       06/01/20
    2,000                       2,000  Rochester, New York, BAN, Series II, 5.50%         1,988                            1,988
                                       03/11/97
                                                                Total Municipal Bonds     8,122                   0        8,122



                                       NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -0.9%

      264                         264  Advanta Home Equity Loan Trust, Series 1993-2,       250                              250
                                       6.150%, 10/25/09
      850                         850  Green Tree Financial Corporation, Series 1993-3,     838                              838
                                        5.20%, 10/15/18
       94                          94  Security Pacific Acceptance Corporation,              94                               94
                                       Series 1991-3, 7.25%, 12/15/11

                                                            Total Non-Agency
                                                            Mortgage-Backed Obligations   1,183                   0        1,183

                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%

                   1,350        1,350  Prudential Home Mortgage Securities,
                                       Series 1993-91, Class A7, 6.00%, 08/25/00                              1,306        1,306

                                             Total Collateralized Mortgage Obligations        0               1,306        1,306

                                       MORTGAGE PASS THRU BALLOON - 0.6%

                     874          874  Federal National Mortgage Association,                                   896          896
                                       8.50%, 07/01/98

                                                     Total Mortgage Pass Thru Balloon         0                 896          896

                                       ASSET BACKED SECURITIES - 23.5%

      729                         729  CIT RV Owners Trust, Series 1995-A,                  721                              721
                                       6.250%, 01/15/11
    1,000                       1,000  Citibank Credit Card Master Trust,                   721                              721
                                       Series 1996-1,  0.00  02/07/01**
                   2,000        2,000  Corestates Home Equity Trust 1996-A, Class A1,                         1,985        1,985
                                       6.20%, 11/15/98
                   1,853        1,853  Fifth Third Auto Grantor Trust 1996-A, Class A,                        1,841        1,841
                                       6.20%, 04/15/00
    1,638                       1,638  Fleetwood Credit Corporation Grantor Trust,        1,627                            1,627
                                       Series 1995-B, 6.55%, 05/15/11
                   2,566        2,566  Ford Credit Gtd. Trust 1994-B, Class A, 7.30%,                         2,593        2,593
                                       10/15/99
                   1,708        1,708  Ford Motor Credit Corp. 1994-A, Class A, 6.35%,                        1,711        1,711
                                       05/15/99
      523                         523  General Motors Acceptance Corp., 7.150%,             528                              528
                                       03/15/00

                   1,348        1,348  Green Tree Recreational Equipment & Consumer                           1,317        1,317
                                       Trust Series 1996-A, Class A1, 5.55%, 07/15/00

                   2,000        2,000  Green Tree Series 1996-1, Class A2, 5.85%,                             1,894        1,894
                                       07/15/02

      698                         698  Honda Auto Receivables Grantor Trust,                699                              699
                                       Series 1995-A, 6.20% 12/15/00

    1,453                       1,453  MS Auto Grantor Trust, Series 1995-1,              1,449                            1,449
                                       6.20% 07/01/01

    1,544                       1,544  NAFCO Auto Trust, Series 2, 7.00%,                 1,548                            1,548
                                       12/31/01

    1,563                       1,563  Olympic Automobile Receivables Trust,              1,556                            1,556
                                       Series 1995-C, 6.20%, 01/15/02

                   5,000        5,000  Premier Auto Trust 1994-4, Class A4, 6.45%,                            5,014        5,014
                                       05/02/98



    1,225                       1,225  Signet Credit Card Master Trust, Series 1993-3,    1,213                            1,213
                                       5.25%, 04/15/00

    4,000                       4,000  Standard Credit Card Master Trust, Series          4,007                            4,007
                                       1995-6-B, 6.90%, 06/07/00**

      138                         138  University Support Services, 1993-A, 7.87%,          139                              139
                                       08/20/08

                   1,905        1,905  World Omni Automobile Lease Securitization                             1,904        1,904
                                       Trust, Class A, 6.45%, 09/25/00

                                                       Total Asset Backed Securities      14,206              18,259       32,465

                                       CORPORATE OBLIGATIONS - 44.8%

    2,000                       2,000  Associates Corporation of North America,           2,017                            2,017
                                       6.75%, 06/13/97
    2,000                       2,000  Associates Corporation of North America,           1,983                            1,983
                                       6.75%, 08/29/00
    2,000                       2,000  BankAmerica 9.625%, 02/13/01                       2,195                            2,195
                     450          450  Caterpillar Finance, 5.59219%, 08/30/96**                                  450          450
                   1,000        1,000  Chrysler Financial Corp., 6.23%, 08/07/97                              1,002        1,002
    3,000                       3,000  Colgate Palmolive, 6.43% 12/01/97                  3,008                            3,008
                   2,000        2,000  Countrywide Home Loans, Inc., Company
                                       Guarantee, 6.05%, 03/01/01                                             1,918        1,918
                   1,500        1,500  Dean Witter Discover, 5.62969%, 06/19/96**                               1,500        1,500
    2,000                       2,000  Dean Witter Discover, 6.750%, 08/15/00             1,980                            1,980
    1,500                       1,500  Eaton Corporation, 6.375%,  04/01/99               1,481                            1,481
    1,000                       1,000  Electronic Data Systems, 6.85%, 05/15/00             990                              990
    1,500                       1,500  Equitable Companies, 6.750%, 12/01/00              1,494                            1,494
    2,000                       2,000  Exxon Capital, 6.50%, 07/15/99                     1,985                            1,985
                   2,000        2,000  First USA Bank, Unsecured Note, 5.75%, 01/15/99                        1,940        1,940
    4,000                       4,000  Ford Motor Credit, 6.85%,  08/15/00                3,970                            3,970
    2,000                       2,000  Franklin Universal Trust, 5.625%, 09/01/98         1,963                            1,963
                   1,500        1,500  General Motors Acceptance Corp., 5.60938%,                             1,500        1,500
                                       07/24/96**
                   1,000        1,000  General Motors Acceptance Corp., 6.50%, 07/25/97                       1,004        1,004
    2,000                       2,000  General Motors Acceptance Corp., 7.875%, 03/07/01  2,060                            2,060
    1,000                       1,000  General Motors Acceptance Corp., 9.125%, 07/15/01  1,080                            1,080
    1,000                       1,000  General Motors Acceptance Corp., 9.375%, 04/01/00  1,078                            1,078
                   2,000        2,000  General Motors Acceptance Corp., Deb., 9.375%,
                                       04/01/00                                                               2,155        2,155
    2,000                       2,000  Heller Financial, 7.875%, 11/01/99                 2,055                            2,055
    1,000                       1,000  Hertz, 8.30%, 02/02/98                             1,026                            1,026
                   1,000        1,000  Ingersoll-Rand Co., 6.45%, 08/28/98                                      998          998
    3,000                       3,000  J.B. Hunt Transport Services, 6.00% 12/12/00       2,880                            2,880
                   1,650        1,650  Lehman Brothers Holdings, Inc., Note,
                                       Series MTN, 6.25%, 06/29/98                                            1,634        1,634
    1,500                       1,500  Manufacturers Hanover Corporation, 8.50%,
                                       02/15/99                                           1,556                            1,556
    1,000                       1,000  Merrill Lynch, 6.80%  04/26/01                       984                              984
    1,948                       1,948  Middletown Trust, 10.875%, 07/15/98                2,023                            2,023
    2,500                       2,500  Nabisco, 8.00%, 01/15/00                           2,566                            2,566
                   2,000        2,000  Salomon, Inc., Sr. Note, 8.69%, 03/01/99                               2,060        2,060
    1,000          1,500        2,500  Smith Barney Holdings,  7.875%, 10/01/99           1,028               1,541        2,569
                   1,250        1,250  Sunamerica, Inc., 6.58%, 01/15/02                                      1,209        1,209
                     600          600  Sunamerica, Inc., 9.00%, 01/15/99                                        628          628
    1,000                       1,000  Travelers/Aetna, 6.75%, 04/15/01                     985                              985

                                           Total Corporate Obligations                   42,384              19,539       61,923



                                       REPURCHASE AGREEMENTS - 2.5%  (a)

                   1,030        1,030  Fifth Third Bancorp, 5.25%, dated 05/31/96,
                                       due 06/03/96                                                           1,030        1,030
    2,440                       2,440  Lehman Brothers 5.22%, dated 05/31/96,
                                       due 06/03/96, repurchase price $2,440,784          2,440                            2,440

                                                   Total Repurchase Agreements            2,440               1,030        3,470


                                       TOTAL INVESTMENTS - 100% (COST $ 139,602)         87,406              50,874      138,280

                                    *      Aggregate cost for Federal Tax purposes
                                    **     Effective yield in effect on May 31, 1996
                                    (a)    The repurchase are fully collateralized by
                                           U.S. government and/or agency obligations
                                           based on market prices at the date of the
                                           portfolio
                                    BAN    Bond Anticipation Note
                                    GO     General Obligation
                                    REMIC  Real Estate Mortgage Investment Conduit

                          1784 SHORT-TERM INCOME FUND
                      BAYFUNDS SHORT TERM YIELD PORTFOLIO

        PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (000)

                            MAY 31, 1996 (UNAUDITED)

                                         1784           BayFunds
                                      Short-Term       Short-Term                  Pro Forma
                                        Income            Yield       Pro Forma     Combined
                                         Fund          Portfolio     Adjustments    (Note 1)


Investments in securities, at value   $  87,406        $  50,873     $     1 E     $ 138,280
Cash                                                           5                           5
Income receivable                         1,602              581                       2,183
Receivable for shares sold                  250                                          250
Deferred expenses                                             30        (30) A       -
Receivable from investment advisor                                        30 A            30
Other assets                                  6                                            6

           Total assets                  89,264           51,489           1         140,754

 Liabilities:
                                          2,017                                        2,017
   Payable for shares redeemed              370                                          370
   Income distribution payable              406              254                         661
   Accrued expenses                          87               41                         128

            Total liabilities             2,881              295                       3,176

            Net assets                   86,383           51,194           1         137,578
                                      =========        =========     =======       =========

Net assets consist of:
   Paid in capital                       87,155           63,730                     150,885
   Net unrealized depreciation of         (622)            (700)           1 E       (1,321)
         investments
   Accumulated net realized gain/          -168         (11,836)                    (12,004)
         loss on investment
   Undistributed net investment              18            -                         18
         income                      ----------        ---------    --------       ---------

           Total net assets              86,383           51,194           1         137,578
                                     ==========        =========    ========       =========

Net assets:
   Shares                                86,393            -          51,195         137,578
                                     ==========        =========    ========       =========
   Investment shares                     -                17,984    (17,984)          -
                                     ==========        =========    ========       =========
   Institutional shares                  -                33,210    (33,210)          -
                                     ==========        =========    ========       =========
   NAV, offer and redemption
         price per share - Shares          9.93            -           -                9.93
   NAV, offer and redemption
         price per share - Investment    -                 9.09        -              -
   NAV, offer and redemption
         price per share -
         Institutional                   -                 9.09        -              -
 Shares outstanding:
   Shares                                 8,702            -           5,153          13,855
   Investment shares                     -                1,978      (1,978)          -
   Institutional shares                  -                3,653      (3,653)          -


                 See notes to pro-forma financial statements.


                          1784 SHORT-TERM INCOME FUND
                      BAYFUNDS SHORT TERM YIELD PORTFOLIO

              PRO FORMA COMBINING STATEMENT OF OPERATIONS (000)


          FOR THE TWELVE MONTH PERIOD ENDING MAY 31, 1996 (UNAUDITED)



                                         1784           BayFunds
                                      Short-Term       Short Term                  Pro Forma
                                        Income            Yield       Pro Forma     Combined
                                       Fund (1)         Portfolio    Adjustments    (Note 1)

 Investment income:
  Dividends
  Interest                            $  4,773         $  4,227                    $   9,000
                                      --------         --------                    ---------

           Total income               $  4,773         $  4,227                    $   9,000
                                      --------         --------                    ---------

Expenses:
  Investment advisory fee                  367              314                          681
  Waiver of investment advisory fee       (19)           -                 19 C       -
  Reimbursement of expenses by
  advisor                               -                -               (114)B         (114)
  Administration and fund
  accounting fee                          109              120            (56)C          173
  Waiver of administrator fees            (79)           -                 79 C       -
  12b-1 fees                               184           -                156 C          340
  Waiver of 12b-1 fees                   (184)           -              (156) C         (340)
  Transfer and dividend  disbursing
  agent fee                                 55               21                           76
  Waiver of transfer agent fees            -29           -                 29 C       -
  Registration fee                           5               28                           33
  Directors' and Trustees' fee               2                2           (2) D            2
  Printing and postage                      12               19                           31
  Amortization of deferred
  organizational costs                       1           -                                 1
  Professional fees                         14               18          (11) C           21
  Shareholder services fee -
   Investment Shares                        -                54          (54) C       -
  Custodian fee                             20               16          (10) C           26
  Other expenses                             7               16                           23
                                      --------         --------      ---------     ---------

           Total expenses                  465              608         (120)            953

            Net Investment Income        4,308            3,619           120          8,047

Realized and Unrealized Gain (Loss)
on Investments:
   Net realized gain (loss) on             101              363                          464
   investments
   Change in unrealized                (1,448)          (1,061)                      (2,509)
   depreciation on investments        --------         --------      ---------     ---------

Net realized and unrealized  gain      (1,347)            (698)                      (2,045)
 (loss) on  investments               --------         --------      ---------     ---------

Change in net assets resulting           2,961            2,921            120         6,002
 from operations                      ========         ========      =========     =========



                 See notes to pro-forma financial statements.

                1784 SHORT-TERM INCOME FUND ("ACQUIRING FUND")
            BAYFUNDS SHORT TERM YIELD PORTFOLIO ("ACQUIRED FUND")

                       FOR THE TWELVE-MONTH PERIOD ENDED
                            MAY 31, 1996 (UNAUDITED)


A) Adjustment for the reimbursement of deferred organization expense of the Acquired Fund.

B) Adjustment to reflect the advisor's intended voluntary fee waiver limiting net operating expenses to 0.20% of average daily net assets.

C)  Adjustment to reflect the Acquiring Fund's fee structure

D)  Adjustment to eliminate Acquired Fund's Trustee fees.

E) Adjustment to reflect pricing of Acquired Fund's assets under Acquiring Fund's pricing policies.

                          1784 SHORT-TERM INCOME FUND
                      BAYFUNDS SHORT TERM YIELD PORTFOLIO

                   NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.    BASIS OF COMBINATION:

      The Unaudited Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the 1784 Short-Term Income Fund, one of fourteen investment portfolios offered by the 1784 Funds ("1784" or the "Trust") and the BayFunds Short Term Yield Portfolio, one of five investment portfolios offered by the BayFunds ("BayFunds") as of and for the year-ended May 31, 1996. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset value at May 31, 1996.

      The 1784 Short-Term Income Fund consists of a single class of shares.
      The Pro Forma statements give effect to the proposed transfer of the assets and stated liabilities of the BayFunds Short Term Yield Portfolio in exchange for shares of the 1784 Short-Term Income Fund. BayFunds Short Term Yield Portfolio shareholders of both Investment Shares and Institutional Shares will receive 1784 Short-Term Income Fund Shares at closing. Under generally accepted accounting principles, the 1784 Short-Term Income Fund will be the surviving entity for accounting purposes and the historical cost of investment securities will be carried forward. In addition, the results of operations of the 1784 Short-Term Income Fund will be carried forward and the pre-combined periods will not be restated.


      The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity, including anticipated voluntary fee waivers. The Pro Forma financial statements do not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization. Management does not anticipate the need to liquidate any assets of the BayFunds Short Term Yield Portfolio due to any possible conflict with the investment policies and restrictions of the corresponding 1784 Short-Term Income Fund.


      The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

      The First National Bank of Boston ("FNBB") is party to an investment advisory agreement under which FNBB provides services for a fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the 1784 Short-Term Income Fund. In addition, FNBB and the Trust are party to a custodial agreement. FNBB is entitled to receive an annual fee of 0.0100% for the Trust's first $100 million in average daily net assets, 0.0075% for the Trust's next $100 million and 0.0050% for the Trust's average daily net assets over $200 million.

      For the period ended May 31, 1996, BayBanks Investment Management, Inc. ("Baybanks Investment Management"), a wholly-owned subsidiary of Baybanks, Inc. ("Baybanks"), served as investment advisor to BayFunds Short Term Yield Portfolio and was entitled to receive a fee for its services computed at the annual rate of 0.50% of the average daily net assets of the BayFunds Short Term Yield Portfolio.

      Pursuant to an administrative agreement dated June 7, 1993, as amended November 17, 1995, SEI Financial Management Corporation ("SEI") acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of average daily net assets over $600 million. Such fee is computed daily and paid monthly. For the year ended May 31, 1996, SEI agreed to waive it's fee to maintain a competitive expense ratio for the 1784 Short-Term Income Fund .

      Federated Administrative Services ("FAS") was the administrator for BayFunds for the twelve months ended May 31, 1996. Fees charged by FAS for its services were based on the level of aggregate net assets of BayFunds.

      For the year ended May 31, 1996, FNBB voluntarily agreed to waive a portion of it's fees and to reimburse 1784 Short-Term Income Fund to maintain a competitive expense ratio.

2.    PORTFOLIO VALUATION:

      The BayFunds Short Term Yield Portfolio values U.S. Government securities at the bid prices as furnished by an independent pricing service. Listed corporate bonds (and other fixed-income and asset-backed securities), unlisted securities (and other fixed-income and asset-backed securities and/or private placements) and short-term securities are generally valued at the prices provided by an independent pricing service. Short-term securities with maturity values of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair value.

      The 1784 Short-Term Income Fund values investment securities which are listed on a securities exchange for which market quotations are available by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method purchase discounts and premiums are accrued and amortized ratably to maturity and are included in interest income.

      The proposed Agreement and Plan of Reorganization specifies that the portfolio securities of the BayFunds Short Term Yield Portfolio will be valued in accordance with the generally employed valuation procedures of the 1784 Short-Term Income Fund for the purposes of determining the number of 1784 Short-Term Income Fund shares to be issued in the reorganization. The combined Pro Forma Schedule of Portfolio Investments gives effect to the valuation of the assets of the BayFunds Short Term Yield Portfolio under the valuation procedures of the 1784 Short-Term Income Fund.

3.    SERIES SPECIFIC EXPENSES:

      BayFunds Short Term Yield Portfolio entered into a Shareholder Services Agreement with BayBank Systems, Inc. to obtain certain services for shareholders and maintain shareholder accounts for investment shares. This agreement provided that the BayFunds Short Term Yield Portfolio would incur fees up to 0.25 of 1% of the average net assets of the Fund's Investment Shares. In addition, Federated Services Company ("FServ") maintained the Fund's accounting records for a fee based on the level of the Fund's average daily net assets plus out-of-pocket expenses. The Pro forma Combining Statement of Operations has been adjusted to reflect the elimination of these fees.

4.    CAPITAL SHARES:

      The Pro Forma net asset value per share assumes the issuance of shares of the 1784 Short-Term Income Fund which would have been issued at May 31, 1996 had the proposed reorganization taken place on such date. The amount of additional shares assumed to be issued was calculated based on the net assets at May 31, 1996 of the BayFunds Short Term Yield Portfolio Investment Shares ($17,984) and Institutional Shares ($33,210) and the per share net asset value of the 1784 Short-Term Income Fund Shares ($9.93).

                               1794 Growth Fund
                           BayFunds Equity Portfolio

                    Introduction to Proposed Reorganization
                                 May 31, 1996

The accompanying unaudited Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the 1784 Growth Fund and the BayFunds Equity Portfolio at May 31, 1996. These statements have been derived from each Fund's books and records utilized in calculating daily net asset value at May 31, 1996

                                              1784 GROWTH FUND
                                          BAYFUND EQUITY PORTFOLIO
                            PRO FORMA COMBINING SCHEDULE OF PORTOLIO INVESTMENTS
                                                MAY 31, 1996
                                                (UNAUDITED)

             SHARE/PAR (000)                                                             VALUE (000)

   1784           BayFund      Pro Forma                                    1784           BayFund      Pro Form
Growth Fund  Equity Portfolio   Combined        Security Description     Growth Fund  Equity Portfolio  Combined

                                         AGRICULTURE - .7%

                       4          4      Conagra, Inc.                                           171        171
                      13         13      Dekalb Genetics Corp., Class B                          367        367
       27                        27      Northland Cranberries                  756                         756

                                                     Total Agriculture          756              538      1,294

                                         BASIC - 3.4%

       15                        15      AK Steel Holding                       649                         649
                       5          5      Aluminum Co.                                            293        293
                      28         28      Cabot Corp.                                             767        767
                       3          3      Champion International Corp.                            132        132
                      14         14      Hercules, Inc.                                          795        795
                       5          5      Kimberly-Clark Corp.                                    364        364
       10                        10      Nucor                                  550                         550
                      16         16      Raychem Corp.                                         1,196      1,196
                      13         13      Sigma-Aldrich Corp.                                     728        728
                       7          7      Union Carbide                                           302        302
                       6          6      Willamette Industries, Inc.                             387        387

                                                           Total Basic        1,199            4,964      6,163

                                         BEVERAGES - 1.7%

                      37         37      Coca Cola Co                                          1,648      1,648
                      43         43      PepsiCo, Inc.                                         1,430      1,430

                                                       Total Beverages            0            3,078      3,078

                                         CAPITAL GOODS - 4.7%

                      10         10      Crane Co.                                               400        400
                      24         24      Dover Corp.                                           1,140      1,140
       20                        20      Hardinge                               609                         609
                      16         16      Ionics, Inc. (A)                                        792        792
                       7          7      McDonnell-Douglas Corp.                                 707        707
                      22         22      Morton International, Inc.                              836        836
       23                        23      NN Ball and Roller                     540                         540
                      38         38      Pall Corp.                                            1,017      1,017
                      29         29      Praxair, Inc.                                         1,178      1,178
       32                        32      Robotic Vision Sys Inc (A)             608                         608
       15                        15      UCAR International (A)                 641                         641

                                                   Total Capital Goods        2,398            6,070      8,468

                                         CONSUMER NON-DURABLES - 1.6%

                       8          8      Applebee's International, Inc.                          227        227
                      24         24      Gillette Co.                                          1,419      1,419
                       6          6      Philip Morris Cos., Inc.                                596        596
                      17         17      UST, Inc.                                               561        561

                                           Total Consumer Non-Durables            0            2,803      2,803

                                         DURABLES - 5.6%

                      12         12      Avery Dennison Corp.                                    684        684


                      35         35      Black & Decker Corp.                                  1,439      1,439
       25                        25      Bolder Technologies (A)                322                         322
                      24         24      Callaway Golf Co.                                       723        723
                      19         19      Champion Enterprises, Inc. (A)                          770        770
                       8          8      Danaher Corp.                                           332        332
                      11         11      Deere & Co.                                             458        458
       30                        30      GTS Duratek (A)                        510                         510
                      11         11      Harley Davidson, Inc.                                   527        527
                       8          8      Jones Apparel Group, Inc. (A)                           408        408
                      37         37      Miller Herman, Inc.                                   1,142      1,142
                      27         27      Oakwood Homes Corp.                                   1,310      1,310
      150                       150      Rentokil Group                         953                         953
                       8          8      Snap-On Tools Corp.                                     385        385

                                                        Total Durables        1,785            8,178      9,963

                                         ENERGY - 8.2%

                       7          7      Amoco Corp.                                             508        508
                      12         12      Baker Hughes, Inc.                                      377        377
                       6          6      British Petroleum Co. PLC, ADR                          669        669
       11                        11      Chesapeake Energy  (A)                 844                         844
                      15         15      Coastal Corp.                                           615        615
                       5          5      Exxon Corp.                                             424        424
       40                        40      GeoScience (A)                         810                         810
                      33         33      Global Marine, Inc. (A)                                 404        404
                      32         32      Halliburton Co.                                       1,780      1,780
                       8          8      Louisiana Land & Exploration Co.                        409        409
       50                        50      Maverick Tube (A)                      656                         656
                      10         10      Mobil Corp.                                           1,129      1,129
                      22         22      Nabors Industries, Inc. (A)                             338        338
       20                        20      Nuevo Energy (A)                       620                         620
                      30         30      Panenergy Corp.                                         964        964
                       2          2      Royal Dutch Petroleum Co., ADR                          360        360
                      13         13      Smith International, Inc. (A)                           410        410
                       8          8      Sonat Offshore Drilling Co.                             398        398
                      29         29      Tidewater, Inc.                                       1,196      1,196
                       7          7      Tosco Corp.                                             347        347
                      10         10      USX Marathon Group                                      219        219
                      23         23      Williams Cos., Inc. (The)                             1,156      1,156

                                                          Total Energy        2,930           11,704     14,634

                                         ENTERTAINMENT - .6%

      170                       170      Q-Zar (A)                            1,063                       1,063

                                                   Total Entertainment        1,063                0      1,063

                                         FINANCE - 10.8%

                      20         20      Advanta Corp., Class A                                1,130      1,130
                      10         10      AFLAC, Inc.                                             288        288
                      11         11      American International Group, Inc.                    1,037      1,037
                      16         16      BankAmerica Corp.                                     1,204      1,204
                      67         67      Equifax, Inc.                                         1,658      1,658
                       9          9      Fifth Third Bancorp                                     491        491
                      11         11      Finova Group, Inc.                                      583        583
                      13         13      First Tennessee National Corp.                          437        437
                       7          7      First USA, Inc.                                         406        406


                      46         46      Green Tree Financial Corp.                            1,507      1,507
                      13         13      Household International, Inc.                           900        900
                      21         21      MBNA Corp.                                              643        643
                      24         24      MGIC Investment Corp.                                 1,410      1,410
                      22         22      Money Stores, Inc.                                      578        578
                       8          8      NationsBank Corp.                                       649        649
                      14         14      Primark Corp. (A)                                       494        494
                      17         17      Quick & Reilly Group, Inc.                              576        576
                      11         11      Star Banc Corp.                                         765        765
                       9          9      Student Loan Marketing Association                      669        669
                      26         26      Sunamerica, Inc.                                      1,456      1,456
                      35         35      Synovus Financial Corp.                                 805        805
                      11         11      Travelers Group, Inc.                                   457        457
                       8          8      T. Rowe Price Associates                                224        224
                       1          1      Wells Fargo & Co.                                       349        349
                       8          8      Zions Bancorp                                           592        592

                                                         Total Finance            0           19,309     19,309

                                         HEALTHCARE - 9.9%

                      28         28      Amgen, Inc. (A)                                       1,666      1,666
       20                        20      Arterial Vascular (A)                  844                         844
                       7          7      Becton, Dickinson & Co.                                 595        595
       20              7         27      Boston Scientific Corp. (A)            858              279      1,137
                       7          7      Cardinal Health, Inc.                                   447        447
       15                        15      Cardiogenesis (A)                      259                         259
       20                        20      Dentsply International                 860                         860
       15                        15      Elan ADR  (A)                          941                         941
       20                        20      General Surgical Innovations (A)       400                         400
       14             10         24      Healthcare Compare Corp. (A)           677              460      1,137
       35                        35      Healthsource (A)                       792                         792
                      11         11      HEALTHSOUTH Rehabilitation (A)                          385        385
                      23         23      Invacare Corp.                                          598        598
                      10         10      Johnson & Johnson                                       974        974
       15             26         41      Medtronic                              844            1,463      2,307
                      11         11      Merck & Co., Inc.                                       711        711
                       3          3      Nellcor Puritan Bennett, Inc.                           164        164
                      11         11      Omnicare, Inc.                                          613        613
                      21         21      Pfizer, Inc.                                          1,486      1,486
                      18         18      Schering Plough Corp.                                 1,055      1,055
       10                        10      Sonus Pharmaceuticals (A)              201                         201
                       3          3      Stryker Corp.                                           138        138

                                                      Total Healthcare        6,676           11,034     17,710

                                         MERCHANDISE STORES - 5.5%

       10             36         46      Bed Bath & Beyond Inc (A)              281            1,013      1,294
        1                         1      Carrefour Supermarche (A)              739                         739
                      12         12      CompUSA, Inc. (A)                                       525        525
                      23         23      Consolidated Stores Corp. (A)                           871        871
                      18         18      Dollar General Corp.                                    500        500
                      25         25      Gap (The), Inc.                                         841        841
        8                         8      Grand Optical - Photoservice (A)     1,077                       1,077
                       7          7      Loews Corp.                                             558        558
       20                        20      Moebel Walther (A)                     773                         773
                      69         69      Staples, Inc. (A)                                     1,380      1,380
                      17         17      TJX Cos., Inc.                                          599        599
                      22         22      Walgreen Co.                                            701        701



                                              Total Merchandise Stores        2,870            6,988      9,858

                                         PACKAGING - .6%

                      30         30      Sealed Air Corp. (A)                                  1,065      1,065

                                                       Total Packaging            0            1,065      1,065

                                         PRINTING AND PUBLISHING - 1.5%

       60                        60      Applied Graphics Technologies          885                         885
       70                        70      IVI Publishing (A)                     674                         674
                      26         26      Meredith Corp.                                        1,193      1,193

                                         Total Printing and Publishing        1,559            1,193      2,752

                                         RESTAURANTS - 3.2%

       72                        72      J.D. Weatherspoon                    1,049                       1,049
       18                        18      Lone Star Steakhouse & Saloon          707                         707
                      23         23      McDonald's Corp.                                      1,107      1,107
                       8          8      Outback Steakhouse, Inc. (A)                            303        303
       15                        15      Papa John's International (A)          739                         739
      150                       150      Pizza Express (A)                      860                         860
       15                        15      Rainforest Cafe (A)                    607                         607
                      15         15      Sbarro, Inc.                                            399        399

                                                    Total Restaurant's        3,962            1,809      5,771

                                         RETAIL - FOOD - 2.3%

                      39         39      Casey's General Stores, Inc.                            921        921
                      15         15      Great Atlantic & Pacific Tea Co., Inc.                  514        514
                      58         58      Safeway, Inc. (A)                                     1,958      1,958
                      20         20      Vons Companies, Inc.                                    730        730

                                                     Total Retail Food            0            4,123      4,123

                                         SERVICES - 2.6%

                      13         13      CDI Corp. (A)                                           442        442
                      10         10      Cintas Corp.                                            535        535
                      19         19      CUC International, Inc. (A)                             703        703
                      16         16      EG & G, Inc.                                            348        348
                      25         25      Olsten Corp.                                            769        769
                      20         20      Robert Half International, Inc. (A)                   1,123      1,123
                      12         12      Service Corp. International                             671        671

                                                        Total Services            0            4,591      4,591

                                         TECHNOLOGY - 15.7%

                      23         23      3Com Corp. (A)                                        1,133      1,133
                      38         38      Andrew Corp. (A)                                      2,062      2,062
                      12         12      Applied Materials, Inc. (A)                             447        447
                       4          4      Avnet, Inc.                                             206        206
       20                        20      Baan ADR (A)                           720                         720
                      15         15      Cabletron Systems, Inc. (A)                           1,091      1,091


                       8          8      Cadence Design Systems, Inc. (A)                        454        454
       13                        13      Cambridge Technology Partners (A)      956                         956
       20             22         42      Cisco Systems, Inc. (A)              1,095            1,205      2,300
                      13         13      Coherent, Inc. (A)                                      635        635
                       9          9      Computer Associates International, Inc.                 655        655
                       4          4      Computer Sciences Corp. (A)                             341        341
                      15         15      Diebold, Inc.                                           572        572
       10                        10      I2 Technologies (A)                    403                         403
       10                        10      Intel                                  755                         755
                       8          8      International Business Machines Corp.                   848        848
       50                        50      Lanvision Systems (A)                  863                         863
                      16         16      Linear Technology Corp.                                 552        552
                       4          4      Microsoft Corp. (A)                                     422        422
                      14         14      MTS Systems Corp.                                       256        256
                      19         19      National Data Corp.                                     717        717
       23             34         57      Oracle Corp. (A)                       745            1,126      1,871
                      22         22      Parametric Technology Corp. (A)                       1,007      1,007
                      14         14      Park Electrochemical Corp.                              338        338
        4                         4      SAP AG (A)                             553                         553
       13                        13      Security Dynamics Technologies       1,109                       1,109
                      11         11      Sterling Software, Inc. (A)                             886        886
                      32         32      Sun Microsystems, Inc. (A)                            2,004      2,004
                      15         15      Teradyne, Inc. (A)                                      302        302
                       4          4      Texas Instruments, Inc.                                 208        208
                      20         20      Thermo Electron Corp. (A)                             1,275      1,275
                      25         25      Thermo Instrument Systems, Inc. (A)                     975        975
                      12         12      Varian Association, Inc.                                684        684
                       6          6      Vishay Intertechnology, Inc. (A)                        166        166
                       9          9      Wyle Electronics                                        383        383

                                                      Total Technology        7,199           20,950     28,149

                                         TELECOMMUNICATIONS - 4.1%

                       9          9      Alltel Corp.                                            284        284
                      42         42      Cincinnati Bell, Inc.                                 2,231      2,231
       65                        65      Geotek Communications (A)              902                         902
                       6          6      GTE Corp.                                               257        257
                      19         19      MCI Communications Corp.                                553        553
                       6          6      NYNEX Corp.                                             277        277
                      22         22      Sprint Corp.                                            932        932
                       7          7      Telecom Corp. of New Zealand, ADR                       491        491
                      17         17      U.S. Long Distance Corp. (A)                            610        610
                      16         16      WorldCom, Inc. (A)                                      782        782

                                              Total Telecommunications          902            6,417      7,319

                                         TRANSPORTATION - .7%

                      14         14      Airborne Freight Corp.                                  354        354
                      11         11      Burlington Northern Santa Fe                            932        932

                                                  Total Transportation            0            1,286      1,286

                                         UTILITIES - 1.4%

                      15         15      American Electric Power Co., Inc.                       602        602
                       8          8      FPL Group, Inc.                                         342        342
                      16         16      General Public Utilities                                536        536
                      58         58      Noram Energy Corp.                                      616        616
                      21         21      Ohio Edison Co.                                         459        459



                                                       Total Utilities            0            2,555      2,555

                                         MISC. CONSUMER SERVICES - 4.8%

                      33         33      Liz Claiborne, Inc.                                   1,225      1,225
                      16         16      Mattel, Inc.                                            436        436
                      22         22      Nautica Enterprise, Inc. (A)                            550        550
                      16         16      Nike, Inc., Class B                                   1,606      1,606
                      15         15      Omnicom Group, Inc.                                     654        654
                      28         28      Richfood Holdings, Inc.                                 985        985
                      26         26      Tommy Hilfiger Corp. (A)                              1,430      1,430
        5                         5      Wolford (A)                          1,163                       1,163
                      15         15      Wolverine World Wide, Inc.                              499        499

                                              Total Misc. Consumer Services   1,163            7,385      8,548

                                         REPURCHASE AGREEMENTS - 10.4%  (B)
                   7,145      7,145      Fifth Third Bancorp, 5.25%, dated                     7,145      7,145
                                         5/31/1996, due 6/31/1996
    5,700                     5,700      Goldman Sachs 5.30% dated 5/31/96    5,700                       5,700
    5,700                     5,700      Lehman Brothers 5.22% dated          5,700                       5,700
                                         05/31/96, matures 06/03/96,
                                         repurchase price $5,702,140
                                              Total Repurchase Agreements    11,400            7,145     18,545

                                         TOTAL INVESTMENTS                  $45,862         $133,184   $179,046
                                         (COST $138,925)*

                                     * Aggregate cost for Federal Tax Purposes
                                    (A)Non-income producing security
                                    (B)The repurchase agreements are fully collateralized
                                       by U.S. Government and/or agency obligations
                                       based on market prices at the date of the portfolio.
                                    ADR - American Depository Receipt
                                    STRIPS - Separate Trading of Registered Interest and
                                       Principal of Securities

                                1784 GROWTH FUND

                           BAYFUNDS EQUITY PORTFOLIO

         PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (000)

                            May 31, 1996 (Unaudited)


                                  1784     BayFunds                 Pro Forma
                                 Growth     Equity     Pro Forma    Combined
                                  Fund     Portfolio   Adjustments   (Note 1)

 Investments in securities, at
    value                        $45,862   $133,200      (16)E       $179,046
 Cash                                             8                        8
 Income receivable                    12        176                      188
 Receivable for shares sold        1,015                               1,015
 Deferred expenses                               23     $(23A)           -
 Receivable for investments sold                737                      737
 Receivable from investment advisor                       23A             23
                                  ______    _______      ____        _______
           Total assets           46,889    134,144      (16)        181,017

Liabilities:
   Payable for investment
   securities purchased              838                                 838
   Accrued expenses                   25        107                      132
                                    ____    _______      ____        _______

           Total liabilities         863        107                      970
                                  ______    _______      ____        _______

           Net assets            $46,026   $134,037      (16)       $180,047
                                 =======   ========      ====       ========

Net assets consist of:
   Paid in capital                42,546     91,041                  133,587
   Net unrealized appreciation
     of investments                3,390     36,748      (16)         40,122
   Accumulated net realized
     gain/loss on investment          90      6,147                    6,237
   Undistributed net investment
     income                           -         101                      101
                                  ______    _______      ____        _______


           Total net assets      $46,026   $134,037      (16)       $180,047
                                 =======   ========      ====       ========
Net assets:
   Shares                        $46,026     -          $134,037    $180,047
                                 =======   ========     ========    ========
   Investment shares                  -    $ 36,362     $(36,362)       -
                                 =======   ========     =========   ========

   Institutional shares               -    $ 97,675     $(97,675)       -
                                 =======   ========     =========   ========

   NAV, offer and redemption
     price per share - Shares    $ 11.27      -             -       $ 11.27
                                 =======   ========     =========   ========
   NAV, offer and redemption
     price per share -                -    $ 14.81          -          -
     Investment                  =======   ========     =========   ========
   NAV, offer and redemption price
     per share - Institutional        -    $ 14.81          -          -
                                 =======   ========     =========   ========
 Shares outstanding:
    Shares                         4,085      -         11,891      15,976
                                 =======   ========     =========   ========
    Investment shares                -      2,455       (2,455)        -
                                 =======   ========     =========   ========
    Institutional shares             -      6,596       (6,596)        -
                                 =======   ========     =========   ========

                  See notes to pro-forma financial statements.

                                1784 GROWTH FUND
                           BAYFUNDS EQUITY PORTFOLIO

               PRO FORMA COMBINING STATEMENT OF OPERATIONS (000)

                 for the period ending May 31, 1996 (Unaudited)


                                     1784        BayFunds                     Pro Forma
                                     Growth      Equity          Pro Forma    Combined
                                     Fund (1)    Portfolio (2)   Adjustments  (Note 1) (2)

Investment income:
  Dividends                          $   23      $   239                      $262
  Interest                               78           68                       146
  Less:  foreign taxes withheld          (1)           -                       (1)
                                     _______      ______                      ____

           Total income                 100          307                       407
                                     _______      ______                      ____

Expenses:
  Investment advisory fee                37          154         $  (5)B       186
  Waiver of investment advisory fee      (37)         -             37 B        -
  Reimbursement of expenses by advisor   (23)         -            (12)D       (35)
  Administration and fund accounting fee  10          27            (6)C        31
  Waiver of administrator fees            (5)         -              5 C        -
  12b-1 fees                              15          -             50 C        63
  Waiver of 12b-1 fees                   (13)         -            (50)C       (63)
  Transfer and dividend disbursing
    agent fee                              6           6                        12
  Registration fee                        14           5                        19
  Directors' and Trustees' fee             -           2                         2
  Printing and postage                     1           7                         8
  Professional fee                         2           5            (2)C         5
  Shareholder services fee - Investment
    Shares                                 -          15           (15)C         -
  Custodian fee                            4           6            (6)C         4
  Other expenses                           1           3                         4
                                     _______      ______        ________      ____

           Total expenses                 10         230            (4)        236

           Net Investment Income          90          77             4         171

 Realized and Unrealized Gain (Loss) on
  Investments:
   Net realized gain (loss) on investments -       3,851                     3,851
   Change in unrealized appreciation
     on investments                    3,390       2,651                     6,041
                                     _______      ______        ________      ____

Net realized and unrealized gain (loss)
    on  investments                    3,390       6,502            -        9,892
                                     _______      ______        ________      ____

Change in net assets resulting
   from operations                   $ 3,480      $6,579         $   4     $10,063
                                     =======      ======         =======   =======


1)  Fund commenced operations March 28, 1996
2)  For the period from March 28, 1996 to May 31, 1996

              See notes to pro-forma financial statements.

                      1784 GROWTH FUND ("Acquiring Fund")

                  BAYFUNDS EQUITY PORTFOLIO ("Acquired Fund")

                     for the period from March 28, 1996 to
                            May 31, 1996 (Unaudited)


     A) Adjustment for the reimbursement of deferred organization expense of the Acquired Fund.
     B) Adjustment to reflect investment advisory fee computed based on the Acquiring Fund's fee structure at an annual rate of 0.74% of average net assets.
     C) Adjustment to reflect the Acquiring Fund's fee structure
     D) Adjustment to reflect the advisor's intended voluntary fee waiver limiting net operating expenses to 0.20% of average daily net assets.
     E) Adjustment to reflect pricing of Acquired Fund's assets under Acquiring Fund's pricing policies.

                                1784 GROWTH FUND
                           BAYFUNDS EQUITY PORTFOLIO

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

1.    Basis of Combination:

      The Unaudited Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the 1784 Growth Fund, one of fourteen investment portfolios offered by the 1784 Funds ("1784" or the "Trust") and the BayFunds Equity Portfolio, one of five investment portfolios offered by the BayFunds ("BayFunds") as of and for the period from March 28, 1996 (commencement of operations of the 1784 Growth Fund) to May 31, 1996. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset value at May 31, 1996. The BayFunds Equity Portfolio was in operation for the entire twelve-month period ended May 31, 1996; however, the Statement of Operations is only presented for the period March 28, 1996 to May 31, 1996 to reflect the same period as the surviving entity.

      The 1784 Growth Fund consists of a single class of shares. The Pro Forma statements give effect to the proposed transfer of the assets and stated liabilities of the BayFunds Equity Portfolio in exchange for shares of the 1784 Growth Fund. BayFunds Equity Portfolio shareholders of both Investment Shares and Institutional Shares will receive 1784 Growth Fund Shares at closing. Under generally accepted accounting principles, the 1784 Growth Fund will be the surviving entity for accounting purposes and the historical cost of investment securities will be carried forward. In addition, the results of operations of the 1784 Growth Fund will be carried forward and the pre-combined periods will not be restated.


      The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity, including anticipated voluntary fee waivers. The Pro Forma financial statements do not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization. Management does not anticipate the need to liquidate any assets of the BayFunds Equity Portfolio due to any possible conflict with the investment policies and restrictions of the corresponding 1784 Growth Fund.


      The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

      The First National Bank of Boston ("FNBB") is party to an investment advisory agreement under which FNBB provides services for a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of the 1784 Growth Fund. In addition, FNBB and the Trust are party to a custodial agreement. FNBB is entitled to receive an annual fee of 0.0100% for the Trust's first $100 million in average daily net assets, 0.0075% for the Trust's next $100 million and 0.0050% for the Trust's average daily net assets over $200 million. For the period ended

      May 31, 1996, BayBanks Investment Management, Inc. ("BayBanks Investment Management"), a wholly-owned subsidiary of BayBanks, Inc. ("BayBanks"), served as investment advisor to BayFunds Equity Portfolio and was entitled to receive a fee for its services computed at the annual rate of 0.70% of the average daily net assets of the BayFunds Equity Portfolio.

      Pursuant to an administrative agreement dated June 7, 1993, as amended November 17, 1995, SEI Financial Management Corporation ("SEI") acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of average daily net assets over $600 million. Such fee is computed daily and paid monthly. For the period ended May 31, 1996, SEI agreed to waive a portion of its fee to maintain a competitive expense ratio for the 1784 Growth Fund.

      Federated Administrative Services ("FAS") was the administrator for BayFunds for the twelve months ended May 31, 1996. Fees charged by FAS for its services were based on the level of aggregate net assets of BayFunds.

      For the period from March 28, 1996 to May 31, 1996, FNBB voluntarily agreed to waive a portion of its fee and to reimburse 1784 Growth Fund to maintain a competitive expense ratio.

2.   Portfolio Valuation:

     The BayFunds Equity Portfolio values listed equity securities of the last sale price reported on national securities exchanges if available. Short-term securities with maturity values of 60 days or less at the time of purchase may be valued at amortized cost, which approximated fair value.

     The 1784 Growth Fund values investment securities which are listed on a securities exchange for which market quotations are available by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued of their amortized cost.

     The proposed Agreement and Plan of Reorganization specifies that the portfolio securities of the BayFunds Equity Portfolio will be valued in accordance with the generally employed valuation procedures of the 1784 Growth Fund for the purposes of determining the number of 1784 Growth Fund shares to be issued in the reorganization. The combined Pro Forma Schedule of Portfolio Investments gives effect to the valuation of the assets of the BayFunds Equity Portfolio under the valuation procedures of the 1784 Growth Fund.

3.    Series Specific Expenses:

     BayFunds Equity Portfolio entered into a Shareholder Services Agreement with BayBank Systems, Inc. to obtain certain services for shareholder and maintain shareholder accounts. This agreement provided that the BayFunds Equity Portfolio would incur fees up to 0.25 of 1% of the average net assets of the Fund's Investment Shares. In addition, Federated Services Company ("FServ") maintained the Fund's accounting records for a fee based on the level of the Fund's average daily net assets plus out-of-pocket expenses. The Pro forma Combining Statement of Operations has been adjusted to reflect the elimination of these fees.

4.   Capital Shares:

     The Pro Forma net asset value per share assumes the issuance of shares of the 1784 Growth Fund which would have been issued at May 31, 1996 had the proposed reorganization taken place on such date. The amount of additional shares assumed to be issued was calculated based on the net assets at May 31, 1996 of the BayFunds Equity Portfolio Investment Shares ($36,362) and Institutional Shares ($97,675) and the per share net asset value of the 1784 Growth Fund Shares ($11.27).

                                1784 Income Fund
                            BayFunds Bond Portfolio

                    Introduction to Proposed Reorganization
                                  May 31, 1996


The accompanying unaudited Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the 1784 Income Fund and the BayFunds Bond Portfolio at May 31, 1996. These statements have been derived from each Fund's books and records utilized in calculating daily net asset value at May 31, 1996.

                                                      1784 Income Fund
                                                  BayFunds Bond Portfolio
                                     Pro Forma Combining Schedule of Portfolio Investments
                                                        (UNAUDITED)
          Par (000)                                     May 31, 1996                              Value (000)
  1784    BayFund                                                                         1784    BayFund
 Income     Bond    Pro Forma                  Security Description                      Income     Bond      Pro Forma
  Fund   Portfolio  Combined                                                              Fund    Portfolio   Combined
                                U.S Government Agency Obligations - 7.3%

 $8,000               $8,000    Federal Home Loan Bank,                                  $7,604               $7,604
                                6.500%, 11/29/05
  5,000                5,000    Federal Home Loan Mortgage Corporation,                   4,675                4,675
                                6.600%, 02/02/06 (A)
  5,000                5,000    Federal Home Loan Mortgage Corporation,                   5,195                5,195
                                8.530%, 02/20/05
           $2,000      2,000    Federal Home Loan Mortgage Corp., Note,                            $2,012      2,012
                                7.740%, 06/01/04
  7,005                7,005    Financing Corporation STRIPS,                             1,666                1,666
                                7.740%, 05/02/15 **

                                         Total U.S. Government Agency Obligations        19,140     2,012     21,152

                                U.S. Treasury Obligations - 12.7%

            1,010      1,010    United States Treasury Bond,                                        1,055      1,055
                                7.500%, 11/15/24
  4,000                4,000    United States Treasury Note,                              3,821                3,821
                                5.500%, 12/31/00
  2,000                2,000    United States Treasury Note,                              2,052                2,052
                                7.875%, 01/15/98
  1,000                1,000    United States Treasury Note,                              1,059                1,059
                                9.250%, 08/15/98
  2,000                2,000    United States Treasury Note,                              1,936                1,936
                                4.750%, 08/31/98
            1,990      1,990    United States Treasury Note,                                        1,912      1,912
                                5.625%, 11/30/00
            1,000      1,000    United States Treasury Note,                                          991        991
                                5.625%, 01/31/98
            3,200      3,200    United States Treasury Note,                                        3,112      3,112
                                6.250%, 02/15/03
            4,850      4,850    United States Treasury Note,                                        4,848      4,848
                                6.375%, 01/15/99
            2,770      2,770    United States Treasury Note,                                        2,803      2,803
                                7.500%, 01/31/97
            4,000      4,000    United States Treasury Note,                                        4,162      4,162
                                7.500%, 02/15/05
              510        510    United States Treasury Note,                                          536        536
                                7.875%, 08/15/01
  9,000                9,000    United StatesTreasury Note,                               8,698                8,698
                                5.750%, 10/31/00

                                             Total U.S. Treasury Obligations             17,566    19,419     36,985

                                U.S. Agency Mortgage-Backed Obligations - 9.2%

  1,224                1,224    Federal Home Loan Mortgage Corporation,                    1,218                1,218
                                7.750%, 09/01/05
            1,510      1,510    Federal Home Loan Mortgage Corp., Series 1480,                       1,404      1,404
                                Class H, 6.500%, 07/15/20
  3,000                3,000    Federal National Mortgage Association  REMIC,              2,703                2,703
                                6.000%, 12/25/16
    725                  725    Federal National Mortgage Association  REMIC,                725                  725
                                7.000%, 03/25/19
  4,806                4,806    Federal National Mortgage Association  REMIC,              4,337                4,337
                                7.000%, 10/25/23
  4,976                4,976    Federal National Mortgage Association,                     4,781                4,781
                                6.500%, 05/01/11
  1,782                1,782    Government National Mortgage Association,                  1,702                1,702
                                7.000%, 10/15/23
  5,206                5,206    Government National Mortgage Association,                  4,995                4,995
                                7.125%, 01/15/29
  4,996                4,996    Government National Mortgage Association,                  4,893                4,893
                                7.500%, 04/15/26

                                         Total U.S. Agency Mortgage-Backed Obligation     25,354     1,404     26,758

                                Asset Backed Securities - 11.1%

            2,020      2,020    Circuit City Credit Card Master Trust 1994-2,                        2,090      2,090
                                Class A, 8.000%, 11/15/03
  5,000                5,000    Discover Card Master Trust, Series 1993-1,                 4,792                4,792
                                Class B, 5.3000%, 10/16/01
  1,275                1,275    Discover Card Master Trust, Series 1993-2,                 1,234                1,234
                                Class B, 5.750%, 11/16/01
            1,000      1,000    First Deposit  Master Trust 1993-2,                                    986        986
                                Class A, 5.750%, 06/15/01
  2,458                2,458    Fleetwood Credit Corporation Grantor Trust,                2,440                2,440
                                Series 1995B, 6.550%, 05/15/11
  5,500                5,500    Green Tree Financial Corporation,                          5,159                5,159
                                Series 95-7, 7.350%, 12/15/25
               39         39    Merrill Lynch & Co. Asset Backed Corp., 1993-1,                         39         39
                                Class A2, 5.125%, 07/15/98
  2,317                2,317    NAFCO Auto Trust,                                          2,322                2,322
                                7.000%, 12/31/01
  4,040                4,040    Oakwood Mortgage Investors Series 1995-B,                  3,760                3,760
                                Class A3, 6.900%, 01/15/21
            2,020      2,020    Premier Auto Trust 1996-1,                                           1,995      1,995
                                Class A3, 6.000%, 10/06/99
  5,000                5,000    Prime Credit Card Master Trust Series 1992-1,              5,034                5,034
                                Class A1, 7.050%, 12/15/97
            2,020      2,020    Sears Credit Account Master Trust 1995-4,                            2,001      2,001
                                Class A, 6.250%, 01/15/03
               10         10    Shawmut National Grantor Trust 1992-A,                                  10         10
                                Class A, 5.550%, 11/15/97
              500        500    Standard Credit Card Master Trust 1993-3,                              485        485
                                Class A, 5.500%, 02/07/00

                                                    Total Asset Backed Securities         24,741     7,606     32,347

                                Non-Agency Mortgage-Backed Obligations - 7.1%

  2,000                2,000    Capstead Securities IV, Series 1992-5,                     2,033                2,033
                                Class E, 8.500%, 10/25/21
  4,927                4,927    CS First Boston Series 1995 - WF1,                         4,634                4,634
                                Class A-1, 6.452%, 12/21/27
  3,760                3,760    Merrill Lynch Mortgage Investor Series 1989H,              3,957                3,957
                                Class B, 10.000%, 01/15/10
  5,000                5,000    Merrill Lynch Mortgage Investor Series 1994G,              5,042                5,042
                                Class A3, 8.350%, 05/15/14
  5,000                5,000    Nomura Asset Securities Corp. Serieis 1996-MD5 ,           4,835                4,835
                                Class A1B, 7.120%, 04/13/36

                                     Total Non-Agency Mortgage-Backed Obligations         20,501         0     20,501



                                Corporate Obligations - 28.4%

  5,000                5,000    Auburn Hills Trust, 12.000%, 05/01/20                      7,150                7,150
            1,970      1,970    Caterpillar, Inc., Deb., 9.750%,06/01/19                             2,189      2,189
  5,000                5,000    Champion International, 6.400%,   02/15/26                 4,581                4,581
  2,500                2,500    Chase Manhattan Corporation,  5.500%,  02/15/01            2,353                2,353
            1,840      1,840    Chrysler Corp., 10.950%, 08/01/17                                    2,006      2,006
            1,000      1,000    Chrysler Financial Corp. Sr. Note, 8.125%, 12/15/96                  1,013      1,013
  4,500                4,500    CIT Group Holdings,  8.950%,   08/15/20                    4,621                4,621
  5,000                5,000    Equitable Life Assurance Society,  7.240%,  05/15/06       4,975                4,975
            1,235      1,235    First Union Corp., Sub. Note, 7.500%, 04/15/35                       1,264      1,264
  2,500                2,500    First Union,  6.550%,  10/15/35 (A)                        2,372                2,372
  5,000                5,000    Ford Motor,  8.875%  01/15/22                              5,519                5,519
  5,000                5,000    General Motors Acceptance Corporation, 8.250%, 02/28/02    5,219                5,219
  5,000                5,000    General Motors,  9.125%,  07/15/01                         5,400                5,400
  5,000                5,000    Green Tree financial Corporation, 7.650%, 10/15/25         4,596                4,596
            1,970      1,970    Industrial Finance Corporation of Thailand,                          1,904      1,904
                                Sr. Note, 6.875%, 04/01/03  (C)
              500        500    Ingersoll-Rand Co., 6.875%, 02/01/03                                   488        488
            1,000      1,000    ITT Hartford Group, Inc., Note, 7.300%, 11/01/15                       946        946
              400        400    J.P. Morgan & Co., Inc., 7.250%, 10/01/10                              388        388
            1,500      1,500    Korea Development Bank, 6.500%, 11/15/02                             1,433      1,433
  4,000                4,000    Mayne Nickless Limited,  6.250%,  02/01/06                 3,645                3,645
            1,610      1,610    Morgan Stanley Group, Inc., Note, 5.625%, 03/01/99                   1,562      1,562
  3,000                3,000    Municipal Bond Investor  Assurance,  8.200%, 10/01/22      3,176                3,176
              610        610    News America Holdings, Inc., Deb., 7.700%, 10/30/25                    551        551
            1,000      1,000    Norwest Corp., 6.00%, 3/15/00                                          969        969
            1,000      1,000    Ryder Systems, Inc., 8.375%, 02/15/17                                  981        981
            1,610      1,610    Salomon, Inc., Sr. Note, 8.690%, 03/01/99                            1,658      1,658
            2,030      2,030    Sears Roebuck Acceptance Corp., Note,                                2,005      2,005
                                6.110%, 10/26/98
              500        500    Sears, Roebuck & Co., Medium Term Note,                                541        541
                                9.460%, 06/20/00
  1,000                1,000    Travelers Group, 6.875%, 06/01/25 (A)                        964                  964
  5,000                5,000    Travelers Group, 7.000%, 12/01/25                          4,494                4,494
            2,060      2,060    USX Corp., Deb., 9.125%, 01/15/13                                    2,217      2,217
            1,340      1,340    Vesta Insurance Group, Inc., Deb.,                                   1,313      1,313
                                8.750%, 07/15/25

                                                      Total Corporate Obligations         59,065    23,428     82,493

                                Foreign Bonds - 11.3%

  6,200                6,200    Bank China, 8.250,  03/15/14                               5,596                5,596
  5,000                5,000    Chilgener S.A.,  6.500%,  01/15/06                         4,569                4,569
  5,000                5,000    Endesa - Chile Overseas, 7.200%, 04/01/06                  4,819                4,819
  5,000                5,000    Hydro-Quebec,  8.050%,  07/07/24 (A)                       5,244                5,244
 10,000               10,000    Midland Bank,  7.650%,  05/01/25                          10,175               10,175
  2,500                2,500    Noranda,  7.000%,  07/15/05                                2,381                2,381

                                                              Total Foreign Bonds         32,784         0     32,784

          Shares (000)          Preferred Stocks - 3.3%

    200                  200    MCI Capital,  8.000%, 06/30/26                             4,760                4,760
    200                  200    Travelers P&C , 8.080%, 04/30/36                           4,925                4,925

                                                           Total Preferred Stocks          9,685         0      9,685



          Par (000)             Repurchase Agreements - 9.6%  (B)

            3,155      3,155    Fifth Third Bancorp, 5.25%, dated 5/31/1996,                         3,155      3,155
                                due 06/03/96
 24,788               24,788    Goldman Sachs Repurchase Agreement,                       24,788               24,788
                                5.300%, due 06/03/96

                                                      Total Repurchase Agreements         24,788     3,155     27,943

                                Total Investments 100% (Cost $297,874)*                  $233,624  $57,024   $290,648



                                *          Aggregate cost for Federal Tax purposes
                                **         Effective yield in effect on May 31, 1996
                                (A)       Put or demand features exist requiring the issuer
                                           to repurchase the instrument prior to maturity.
                                (B)       The repurchase agreements are fully collateralized
                                           by U.S. agency obligations based on market prices
                                           at the date of the portfolio.
                                (C)       Restricted security which is subject to restrictions
                                           on resale under Federal Securities laws.
                                REMIC -  Real Estate Mortgage Investment Conduit
                                STRIPS - Seperate Trading of Registered Interest and Principal
                                         of Securities

                                1784 INCOME FUND
                            BAYFUNDS BOND PORTFOLIO

        PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (000)

                            MAY 31, 1996 (UNAUDITED)


                                                    1784      BayFunds                    Pro Forma
                                                   Income       Bond        Pro Forma      Combined
                                                    Fund      Portfolio     Adjustments    (Note 1)


Investments in securities, at value               $233,624     $ 57,141          (117)G    $290,648
Cash                                                                  4                           4
Income receivable                                    2,492          971                       3,463
Receivable for shares sold                             490                                      490
Deferred expenses                                                    20     $     (20)A       -
Receivable from investment advisor                                                 20 A          20
Other assets                                            15                                       15
                                                  --------     --------     ----------     --------
           Total assets                            236,621       58,136          (117)      294,640

Liabilities:
    Payable for shares redeemed                        208                                      208
    Income distribution payable                      1,205          344                       1,549
    Accrued expenses                                   186           45                         231
                                                  --------     --------     ----------     --------
           Total liabilities                         1,599          389                       1,988
                                                  --------     --------     ----------     --------
           Net assets                             $235,022     $ 57,747         $(117)     $292,652

Net assets consist of:
    Paid in capital                                237,792       59,946                     297,738
    Net unrealized depreciation on investments      (5,568)      (1,541)         (117)G      (7,226)
    Accumulated net realized gain/loss on
      investment                                     2,801         (658)                      2,143
    Distributions in excess of net investment
      income                                           (3)                                       (3)
                                                  --------     --------     ----------     --------
           Total net assets                       $235,022     $ 57,747     $    (117)     $292,652
                                                  ========     ========     =========      ========
Net assets:
    Shares                                         235,022        -            57,630       292,652
                                                  ========     ========     =========      ========
    Investment shares                               -             6,112        (6,112)        -
                                                  ========     ========     =========      ========
    Institutional shares                            -            51,635       (51,635)        -
                                                  ========     ========     =========      ========
    NAV, offer and redemption price per share
    - Shares                                         9.90         -             -              9.90
                                                  ========     ========     =========      ========
    NAV, offer and redemption price per share
    - Investment                                     -             9.80         -            -
                                                  ========     ========     =========      ========
    NAV, offer and redemption price per share
    -  Institutional                                 -             9.80         -            -
                                                  ========     ========     =========      ========
Shares outstanding:
    Shares                                          23,743        -             5,817        29,560
                                                  ========     ========     =========      ========
    Investment shares                                 -             624          (624)        -
                                                  ========     ========     =========      ========
    Institutional shares                              -           5,268        (5,268)        -


                  See notes to pro-forma financial statements.



                                1784 INCOME FUND
                            BAYFUNDS BOND PORTFOLIO

               PRO FORMA COMBINING STATEMENT OF OPERATIONS (000)


           FOR THE TWELVE MONTHPERIOD ENDING MAY 31, 1996 (UNAUDITED)


                                                    1784      BayFunds                    Pro Forma
                                                   Income       Bond        Pro Forma      Combined
                                                    Fund      Portfolio     Adjustments    (Note 1)

Investment income:
   Dividends                                     $       4                                $       4
   Interest                                         14,590    $   4,257                      18,847
                                                 ---------    ---------     ----------    ---------
           Total income                             14,594        4,257                      18,851
                                                 ---------    ---------     ----------    ---------
Expenses:
   Investment advisory fee                           1,550          367           85 B        2,002
   Waiver of investment advisory fee                  (293)         -            (86)B         (379)
   Reimbursement of expenses by advisor                (27)         -             (7)F          (34)
   Administration and fund accounting fee              257          123          (66)C          314
   12b-1 fees                                          524          -            153 E          677
   Waiver of 12b-1 fees                               (524)         -           (153)E         (677)
   Transfer and dividend disbursing agent fee           55           12                          67
   Registration fee                                     13           24                          37
   Directors' and Trustees' fee                          7            2           (2)D            7
   Printing and postage                                 27           26                          53
   Amortization of deferred organizational costs         1          -                             1
   Professional fee                                     40           16          (13)C           43
   Shareholder services fee - Investment Shares        -             16          (16)C          -
   Custodian fee                                        28            8           (3)C           33
   Other expenses                                        9           11                          20
                                                 ---------    ---------     ----------    ---------
           Total expenses                            1,667          605         (108)         2,164

             Net Investment Income                  12,927        3,652          108         16,687

Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain (loss) on  investments         6,246         2,108                        8354
   Change in unrealized app/dep on investments    (14,855)       (3,403)                    (18,258)
                                                 ---------    ---------     ----------    ---------
Net realized and unrealized gain (loss) on
investments                                        (8,609)       (1,295)        -            (9,904)
                                                 ---------    ---------     ----------    ---------
Change in net assets resulting from operations   $  4,318     $   2,357      $   108      $   6,783
                                                 =========    =========     ==========    =========

                 See notes to pro-forma financial statements.

                      1784 INCOME FUND ("ACQUIRING FUND")
                  BAYFUNDS BOND PORTFOLIO ("ACQUIRED FUND")

                       FOR THE TWELVE-MONTH PERIOD ENDED
                            MAY 31, 1996 (UNAUDITED)


A) Adjustment for the reimbursement of deferred organization expense of the Acquired Fund.
B) Adjustment to reflect investment advisory fee computed based on the Acquiring Fund's fee structure at an annual rate of 0.74% of average daily net assets and a voluntary waiver of advisory fees at an annual rate of 0.14% of average daily net assets.
C)  Adjustment to reflect the Acquiring Fund's fee structure.
D)  Adjustment to eliminate Acquired Fund's Trustee fees.
E) Adjustments to reflect the elimination of the Acquired Fund's distribution fees.
F) Adjustment to reflect the advisor's intended voluntary fee waiver limiting net operating expenses to 0.20% of average daily net assets.
G) Adjustment to reflect pricing of Acquired Fund's assets under Acquiring Fund's pricing policies.

                                1784 INCOME FUND
                            BAYFUNDS BOND PORTFOLIO

                   NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.    Basis of Combination:
      The Unaudited Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the 1784 Income Fund, one of fourteen investment portfolios offered by the 1784 Funds ("1784" or the "Trust") and the BayFunds Bond Portfolio, one of five investment portfolios offered by the BayFunds ("BayFunds") as of and for the year-ended May 31, 1996. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset value at May 31, 1996.

      The 1784 Income Fund consists of a single class of currently outstanding shares. The Pro Forma statements give effect to the proposed transfer of the assets and stated liabilities of the BayFunds Bond Portfolio in exchange for shares of the 1784 Income Fund. BayFunds Bond Portfolio shareholders of both Investment Shares and Institutional shares will receive 1784 Income Fund shares at closing. Under generally accepted accounting principles, the 1784 Income Fund will be the surviving entity for accounting purposes and the historical cost of investment securities will be carried forward. In addition, the results of operations of the 1784 Income Fund will be carried forward and the pre-combined periods will not be restated.


      The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity, including anticipated voluntary fee waivers. The Pro Forma financial statements do not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization. Management does not anticipate the need to liquidate any assets of the BayFunds Bond Portfolio due to any possible conflict with the investment policies and restrictions of the corresponding 1784 Income Fund.


      The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

      The First National Bank of Boston ("FNBB") is party to an investment advisory agreement under which FNBB provides services for a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of the 1784 Income Fund. In addition, FNBB and the Trust are party to a custodial agreement. FNBB is entitled to receive an annual fee of 0.0100% for the Trust's first $100 million in average daily net assets, 0.0075% for the Trust's next $100 million and 0.0050% for the Trust's average daily net assets over $200 million.

      For the period ended May 31, 1996, BayBanks Investment Managment, Inc. ("BayBanks Investment Managment"), a wholly-owned subsidiary of BayBanks, Inc. ("BayBanks"), served as investment advisor to BayFunds Bond Portfolio and was entitled to receive a fee for its services computed at the annual rate of 0.60% of the average daily net assets of the BayFunds Bond Portfolio. Pursuant to an administrative agreement dated June 7, 1993, as amended November 17, 1995, SEI Financial Management Corporation ("SEI") acts as the Trust's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets, and 0.10% of average daily net assets over $600 million. Such fee is computed daily and paid monthly.

      Federated Administrative Services ("FAS") was the administrator for BayFunds for the twelve months ended May 31, 1996. Fees charged by FAS for its services were based on the level of aggregate net assets of BayFunds.

      For the year-ended May 31, 1996, FNBB voluntarily agreed to waive a portion of its respective fee and to reimburse 1784 Income Fund to maintain a competitive expense ratio.

2.    Portfolio Valuation:

      The BayFunds Bond Portfolio values U.S. Government securities at the bid prices as furnished by an independent pricing service. Listed corporate bonds (and other fixed-income and asset-backed securities), unlisted securities (and other fixed-income and asset-backed securities and/or private placements) and short-term securities are generally valued at prices provided by an independent pricing service. Short-term securities with maturity values of 60 days or less at the time of purchase may be valued at amortized cost, which approximated fair value.

      The 1784 Income Fund values are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

      The proposed Agreement and Plan of Reorganization specifies that the portfolio securities of the BayFunds Bond Portfolio will be valued in accordance with the generally employed valuation procedures of the 1784 Income Fund for the purposes of determining the number of 1784 Income Fund shares to be issued in the reorganization. The combined Pro Forma Schedule of Portfolio Investments gives effect to the valuation of the assets of the BayFunds Bond Portfolio under the valuation procedures of the 1784 Income Fund.

3.    Series Specific Expenses:

      BayFunds Bond Portfolio entered into a Shareholder Services Agreement with BayBank Systems, Inc. to obtain certain services for shareholder and maintain shareholder accounts. This agreement provided that the BayFunds Bond Portfolio would incur fees up to 0.25 of 1% of the average net assets of the Fund's Investment Shares. In addition, Federated Services Company ("FServ") maintained the Fund's accounting records for a fee based on the level of the Fund's average daily net assets plus out-of-pocket expenses. The Pro forma Combining Statement of Operations has been adjusted to reflect the elimination of these fees.

4.    Capital Shares:

      The Pro Forma net asset value per share assumes the issuance of shares of the 1784 Income Fund which would have been issued at May 31, 1996 had the proposed reorganization taken place on such date. The amount of additional shares assumed to be issued was calculated based on the net assets at May 31, 1996 of the BayFunds Bond Portfolio Investment Shares ($6,112) and Institutional Shares ($51,635) and the per share net asset value of the 1784 Income Fund Shares ($9.90).